UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22518

Nuveen Short Duration Credit Opportunities Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks high current income from portfolios of senior corporate loans.

Annual Report

July 31, 2013

Nuveen Senior
Income Fund

NSL

Nuveen Floating
Rate Income Fund

JFR

Nuveen Floating
Rate Income
Opportunity Fund

JRO

Nuveen Short
Duration Credit
Opportunities Fund

JSD

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Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	8
Common Share Information	9
Risk Consideration	11
Performance Overviews and Holding Summaries	14
Report of Independent Registered Public Accounting Firm	22
Portfolios of Investments	23
Statement of Assets and Liabilities	60
Statement of Operations	61
Statement of Changes in Net Assets	62
Statement of Cash Flows	64
Financial Highlights	66
Notes to Financial Statements	70
Annual Investment Management Agreement Approval Process	84
Board Members & Officers	92
Reinvest Automatically, Easily and Conveniently	98
Glossary of Terms Used in this Report	99
Additional Fund Information	103

Chairman's
Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China's growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Another potential fiscal cliff in October along with a possible conflict in the Middle East both add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen's investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Nuveen Fund Board
September 23, 2013

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Portfolio Managers' Comments

Nuveen Senior Income Fund (NSL)
Nuveen Floating Rate Income Fund (JFR)
Nuveen Floating Rate Income Opportunity Fund (JRO)
Nuveen Short Duration Credit Opportunities Fund (JSD)

The Funds' investment portfolios are managed by Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen Investments. Gunther Stein and Scott Caraher manage NSL, JFR and JRO. JSD is managed by Gunther, Scott and Jenny Rhee. Here they discuss the economic and market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2013.

What were the general market conditions and trends during this twelve-month reporting period ended July 31, 2013?

During this reporting period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. At its September 2013 meeting (subsequent to the end of this reporting period), the Fed indicated that downside risks to the economy had diminished since the fall of 2012, but that recent tightening of financial conditions, if sustained, could potentially slow the pace of improvement in the economy and labor market. Consequently, the Fed made no changes to its highly accommodative monetary policies at the September meeting, announcing its decision to wait for additional evidence of sustained economic progress before adjusting the pace of its bond buying program.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 1.7% in the second quarter of 2013, compared with 1.1% for the first quarter, continuing the pattern of positive economic growth for the 16th consecutive quarter. The Consumer Price Index (CPI) rose 2.0% year-over-year as of July 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed's unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued slowly to show signs of improvement, although unemployment remained above the Central Bank's 6.5% target. As of July 2013, the national unemployment rate was 7.4%. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended June 2013 (most recent data available at the time this report was prepared). The outlook for the U.S. economy, however, continued to be clouded by uncertainty about global financial markets and the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

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outcome of the "fiscal cliff" negotiations. The tax consequences of the fiscal cliff situation, scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

For the majority of the reporting period, generally improving economic data and diminished systemic risk fears were supportive of risk assets in general and fixed income spread sectors specifically. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities during most of the reporting period. The tide quickly turned in the final month of the reporting period, however, triggered by the Fed Chairman's comments that the economic outlook had improved enough to warrant a possible "tapering" of the Central Bank's quantitative easing programs as soon as September of this year, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets, including equities, spread products and growth-sensitive currencies, sold off significantly. The combination of rising yields and a sell-off in risk assets in June was somewhat unusual; the two have generally been negatively correlated over the past several years. The common thread in the markets appeared to be a general "de-risking" by investors based on concerns about the Central Bank's withdrawal of policy stimulus.

While the Fed Chairman's remarks and the subsequent magnitude and speed of the rise in Treasury yields surprised many investors, we believe the overall positioning by the Fed is a positive. As investors adjust their expectations and shift their portfolios to more appropriately position for increasing interest rates, we anticipate loans will hold up on a technical basis and continue to outperform other fixed income instruments on a relative basis.

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2013? How did these strategies influence performance?

NSL, JFR and JRO have similar investment objectives and strategies. Each Fund is designed to seek a high level of current income by primarily investing in a portfolio of adjustable rate, senior secured corporate loans. The Funds also may invest in unsecured senior loans, other debt securities, equity securities and warrants acquired in connection with an investment in senior loans. A significant portion of each Fund's assets may be invested in instruments that, at the time of investment, are rated below investment grade or are unrated but judged by Symphony to be of comparable quality. JSD seeks to provide current income and the potential for capital appreciation. The Fund invests primarily in a blended portfolio of below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may also make limited tactical investments in other types of debt instruments and may enter into tactical short positions consisting of primarily high yield debt. During the reporting period, the maximum CCC+ and lower rated policy for all four Funds was changed. NSL (originally 10%), JFR (originally 10%), JRO (originally 15%) and JSD (originally 20%) may now invest up to 30% of their managed assets in CCC+ and lower rated credits. The purpose of the change was to increase each Fund's flexibility and the team's ability to take advantage of market opportunities.

How did the Funds perform during this twelve-month reporting period ended July 31, 2013?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2013. For the twelve-month reporting period ended July 31, 2013, the Funds' common share at net asset value (NAV) outperformed both the

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Barclays U.S. Aggregate Bond Index and the CSFB Leveraged Loan Index. Loans in general performed well during the reporting period, as the asset class was supported by demand for floating rate products from institutional investors and collateralized loan obligation new issuance.

The Fund's maintained exposure primarily to senior loans during the reporting period which benefitted performance. Exposure consisted of mainly U.S. issuers and was focused on companies that, in general, had high levels of tangible assets, predictable revenue streams, significant market share within their respective industries and positive free cashflow. The term loans and high yield bonds of Clear Channel Communications Inc., a diversified media and entertainment company, continued to be strong performers for the Funds. The loans and bonds traded higher as the company launched an exchange in May 2013 to push out approximately half of their 2016 maturities, offering significantly higher yield in exchange for a longer maturity. The term loans and high yield bonds of Avaya, Inc., an enterprise communications company, were also contributors to the Funds' positive performance as the company reached an agreement with investors to amend and extend its term B-1 loans. We sold our positions in Avaya during the reporting period. On the downside, the Funds were negatively affected by positions in LifeCare Holdings, Inc. because the loans traded down during the reporting period. Also detracting from performance were the loans of Cengage Learning Acquisitions, Inc., a private textbook company, that filed for Chapter 11 bankruptcy protection in July 2013. While the company's results deteriorated quicker than we originally forecasted, we continue to believe the recovery value will be higher than the current valuation. In addition, JSD benefited from short exposures to Kohl's Corporation and Best Buy Co., Inc. Both companies sold off during the fourth quarter of 2012 after reporting disappointing revenue results.

There has been an increased focus on the structure of many senior loans in the market, including LIBOR floors. These are fairly recent developments and worthy of discussion. All of these Funds have owned, or currently own, loans with the LIBOR floor feature. The coupon on most senior loans consists of both LIBOR (usually 90-day U.S. LIBOR) plus a spread. For example, a senior loan might have a coupon structure of "LIBOR plus 400 basis points (bp)" in which the coupon consists of 90-day LIBOR, plus 400bp. Given today's relatively low LIBOR rate, however, many issuers have put in place LIBOR floors to enhance the yield (and satisfy demand from investors) for newly issued loans. LIBOR floors, as the name suggests, put a "floor" on the reference LIBOR rate. LIBOR floors typically range from 150bp to 50bp. A loan with a LIBOR floor might have a structure of "LIBOR + 400bp with a 100bp LIBOR floor." In this example, the effective coupon is 5% (100bp + 400bp). As a result, as LIBOR rises from current levels, the yield on a senior loan with a LIBOR floor will not rise in lockstep until after the reference LIBOR rate exceeds the LIBOR floor. Although many loans have LIBOR floors, the asset class is one of the few that will float when interest rates begin to rise, we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

For JSD, we also continued to invest in credit default swaps, which were used to provide a benefit if particular bonds' credit quality worsened. The Fund does not hold other securities issued by the issuers referenced under these credit default swap contracts. These contracts had a negligible effect on performance.

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Fund Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds' use of leverage through the use of bank borrowings. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive impact on the performance of the Funds over this reporting period. During the period, the Funds continued to invest in interest rate swap contracts to partially fix the interest cost of their leverage. This had a negligible effect on performance during the period.

THE FUNDS' REGULATORY LEVERAGE

Bank Borrowings

As discussed previously, the Funds employ regulatory leverage through the use of bank borrowings. As of July 31, 2013, the Funds have outstanding bank borrowings as shown in the accompanying table.

Fund	Bank Borrowings
NSL	$123,000,000
JFR	$295,200,000
JRO	$201,900,000
JSD	$85,000,000

Refer to Notes to Financial Statements, Note 9—Borrowing Arrangements for further details.

As of July 31, 2013, the Funds' percentages of leverage are shown in the accompanying table.

Fund	Effective Leverage*	Regulatory Leverage*
NSL	29.93%	29.93%
JFR	29.92%	29.92%
JRO	29.51%	29.51%
JSD	29.72%	29.72%

*  Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

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Common Share Information

Distribution Information

The following information regarding the Funds' distributions is current as of July 31, 2013. The Funds' distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.

During the current reporting period, the Funds' monthly distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NSL	JFR	JRO	JSD
August	$0.0455	$0.0735	$0.0775	$0.1245
September	0.0455	0.0760	0.0800	0.1270
October	0.0455	0.0760	0.0800	0.1270
November	0.0455	0.0760	0.0800	0.1270
December	0.0455	0.0760	0.0800	0.1320
January	0.0455	0.0760	0.0800	0.1320
February	0.0455	0.0760	0.0800	0.1320
March	0.0455	0.0760	0.0800	0.1320
April	0.0455	0.0760	0.0800	0.1320
May	0.0455	0.0760	0.0800	0.1320
June	0.0410	0.0700	0.0730	0.1260
July	0.0410	0.0700	0.0730	0.1260
Short-Term Capital Gain*	—	—	—	0.0523
Ordinary Income Distribution*	—	—	—	0.0224
Non-recurring supplemental taxable distribution*	0.0248	0.0736	0.0930	0.0598
Current Distribution Rate**	6.60%	6.60%	6.88%	7.60%

*  Distribution paid in December 2012.

**  Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

The Funds employ leverage through the use of bank borrowings. Leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of common shareholders' NAV per share in response to changing market conditions.

During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2013, all four Funds had positive UNII balances for tax purposes and negative UNII balances for financial reporting purposes.

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Common Share Repurchases

As of July 31, 2013, and since the inception of the Funds' repurchase programs, JFR and JRO have cumulatively repurchased and retired their common shares as shown in the accompanying table. Since the inception of the Funds' repurchase programs, NSL and JSD have not repurchased any of their outstanding common shares.

	NSL	JFR	JRO	JSD
Common Shares Repurchased and Retired	—	147,593	19,400	—
Common Shares Authorized for Repurchase	3,385,000	4,975,000	3,255,000	1,005,000

During the current reporting period, JFR and JRO did not repurchase any of their outstanding common shares.

Common Share Equity Shelf Programs

During the current reporting period, NSL, JFR and JRO filed registration statements with the Securities and Exchange Commission (SEC) authorizing the Funds to issue additional common shares through their ongoing equity shelf programs. NSL filed registration statements with the SEC for 3.2 million and 8.8 million additional common shares during August 2012 and March 2013, respectively. JFR filed a registration statement with the SEC for 12.9 million additional common shares during March 2013. JRO filed registration statements with the SEC for 3.1 million and 8.5 million additional common shares during August 2012 and March 2013, respectively.

JSD filed a registration statement with the SEC authorizing the Fund to issue an additional 1.0 million shares through its initial equity shelf program during February 2013.

Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund's NAV per common share.

During the current reporting period, the Funds sold common shares through their equity shelf programs at a weighted average premium to NAV per common share as shown in the accompanying table.

	NSL	JFR	JRO	JSD
Common Shares Sold through Shelf Offering	5,798,036	6,888,559	7,155,904	36,711
Weighted Average Premium to NAV per Common Share Sold	5.32%	3.70%	4.92%	1.68%

Other Common Share Information

As of July 31, 2013, and during the current reporting period, the Funds common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NSL	JFR	JRO	JSD
Common Share NAV	$7.46	$12.54	$12.55	$19.91
Common Share Price	$7.45	$12.72	$12.73	$19.89
Premium/(Discount) to NAV	(0.13)%	1.44%	1.43%	(0.10)%
12-Month Average Premium/(Discount) to NAV	4.09%	2.62%	4.54%	2.54%

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Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results.

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Funds' use of leverage creates the possibility of higher volatility for the Funds' per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that a Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Non-Investment Grade or Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for a Fund, the manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the manager is not the equivalent of a rating by a rating agency.

Senior Loan Risk. Senior loans, both secured and unsecured, may not be rated by a national rating agency at the time of investment, generally will not be registered with the Securities and Exchange Commission (SEC) and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans generally is less extensive than that available for more widely rated, registered and exchange-listed securities.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which a Fund may invest will be unsecured, thereby increasing the risk of loss to the Fund in the event of issuer default. Other adjustable rate loans may be secured by specific collateral, but there can be no assurance that liquidating this collateral would satisfy a borrower's obligation to the Fund in the event of borrower default, or that such collateral could be readily liquidated under such circumstances.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

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Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original investment that generated the income.

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Intentionally Left Blank

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Nuveen Senior Income Fund (NSL)

Performance Overview and Holding Summaries as of July 31, 2013

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NSL at Common Share NAV	13.89%	9.02%	7.42%
NSL at Common Share Price	10.23%	12.57%	6.77%
Barclays U.S. Aggregate Bond Index	(1.91)%	5.23%	4.89%
CSFB Leveraged Loan Index	7.74%	6.20%	5.20%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Allocation1,2

(as a % of total investments)

Variable Rate Senior Loan Interests	82.3%
Corporate Bonds	10.9%
Short-Term Investments	4.2%
Common Stocks	2.4%
Convertible Bonds	0.2%

Top Five Issuers1,2

(as a % of total long-term investments)

H.J. Heinz Company	2.3%
Clear Channel Communications, Inc.	2.1%
Federal-Mogul Corporation	1.9%
US Foods, Inc.	1.8%
HD Supply, Inc.	1.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Holdings are subject to change.

2  Excluding investments in derivatives.

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Portfolio Composition[1,2]

(as a % of total investments)

Media	9.1%
Health Care Providers & Services	8.2%
Software	7.4%
Pharmaceuticals	7.4%
Food Products	6.0%
Hotels, Restaurants & Leisure	4.1%
Health Care Equipment & Supplies	3.5%
Wireless Telecommunication Services	3.3%
Commercial Services & Supplies	3.2%
Oil, Gas & Consumable Fuels	3.2%
Airlines	3.0%
Diversified Telecommunication Services	2.8%
IT Services	2.6%
Diversified Financial Services	2.2%
Semiconductors & Equipment	2.0%
Specialty Retail	2.0%
Food & Staples Retailing	1.9%
Auto Components	1.8%
Leisure Equipment & Products	1.5%
Distributors	1.4%
Short-Term Investments	4.2%
Other	19.2%

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Nuveen Floating Rate Income Fund (JFR)

Performance Overview and Holding Summaries as of July 31, 2013

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception[1]
JFR at Common Share NAV	14.26%	8.58%	5.89%
JFR at Common Share Price	16.76%	12.57%	5.91%
Barclays U.S. Aggregate Bond Index	(1.91)%	5.23%	4.51%
CSFB Leveraged Loan Index	7.74%	6.20%	5.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Allocation2,3

(as a % of total investments)

Variable Rate Senior Loan Interests	78.6%
Corporate Bonds	9.9%
Asset-Backed Securities	3.7%
Common Stocks	3.2%
Short-Term Investments	3.1%
Investment Companies	1.3%
Convertible Bonds	0.2%

Top Five Issuers2,3

(as a % of total long-term investments)

Clear Channel Communications, Inc.	1.9%
US Foods, Inc.	1.9%
Univision Communications, Inc.	1.9%
H.J. Heinz Company	1.8%
Federal-Mogul Corporation	1.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 3/25/04.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

Nuveen Investments

Portfolio Composition[2,3]

(as a % of total investments)

Media	10.7%
Health Care Providers & Services	8.8%
Software	6.4%
Pharmaceuticals	6.1%
Food Products	5.4%
Hotels, Restaurants & Leisure	3.3%
Wireless Telecommunication Services	3.1%
Oil, Gas & Consumable Fuels	2.8%
Diversified Telecommunication Services	2.8%
Airlines	2.8%
Diversified Financial Services	2.8%
Health Care Equipment & Supplies	2.5%
Commercial Services & Supplies	2.4%
IT Services	2.2%
Semiconductors & Equipment	2.1%
Specialty Retail	1.9%
Auto Components	1.6%
Food & Staples Retailing	1.6%
Building Products	1.5%
Communications Equipment	1.5%
Asset-Backed Securities	3.7%
Investment Companies	1.3%
Short-Term Investments	3.1%
Other	19.6%

Nuveen Investments

Nuveen Floating Rate Income Opportunity Fund (JRO)

Performance Overview and Holding Summaries as of July 31, 2013

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception[1]
JRO at Common Share NAV	15.27%	9.73%	6.61%
JRO at Common Share Price	14.42%	13.87%	6.60%
Barclays U.S. Aggregate Bond Index	(1.91)%	5.23%	4.97%
CSFB Leveraged Loan Index	7.74%	6.20%	5.02%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Allocation2,3

(as a % of total long-term investments)

Variable Rate Senior Loan Interests	77.3%
Corporate Bonds	11.2%
Short-Term Investments	4.9%
Asset-Backed Securities	3.5%
Common Stocks	2.9%
Convertible Bonds	0.2%

Top Five Issuers2,3

(as a % of total long-term investments)

Clear Channel Communications, Inc.	2.7%
US Foods, Inc.	2.0%
Federal-Mogul Corporation	1.8%
H.J. Heinz Company	1.7%
Delta Air Lines, Inc.	1.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 7/27/04.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

Nuveen Investments

Portfolio Composition[2,3]

(as a % of total investments)

Media	11.7%
Health Care Providers & Services	7.2%
Software	6.6%
Pharmaceuticals	6.5%
Food Products	4.9%
Health Care Equipment & Supplies	3.2%
Hotels, Restaurants & Leisure	3.0%
Oil, Gas & Consumable Fuels	2.9%
Wireless Telecommunication Services	2.9%
Diversified Financial Services	2.8%
Airlines	2.7%
Commercial Services & Supplies	2.5%
Diversified Telecommunication Services	2.5%
IT Services	2.2%
Semiconductors & Equipment	1.9%
Internet Software & Services	1.8%
Food & Staples Retailing	1.7%
Auto Components	1.7%
Specialty Retail	1.7%
Leisure Equipment & Products	1.5%
Asset-Backed Securities	3.5%
Short-Term Investments	4.9%
Other	19.7%

Nuveen Investments

Nuveen Short Duration Credit Opportunities Fund (JSD)

Performance Overview and Holding Summaries as of July 31, 2013

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	Since Inception[1]
JSD at Common Share NAV	11.17%	9.86%
JSD at Common Share Price	10.77%	7.65%
Barclays U.S. Aggregate Bond Index	(1.91)%	3.13%
CSFB Leveraged Loan Index	7.74%	5.37%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Allocation2,3

(as a % of total investments)

Variable Rate Senior Loan Interests	85.2%
Corporate Bonds	14.6%
Common Stocks	0.2%

Top Five Issuers2,3

(as a % of total investments)

Clear Channel Communications, Inc.	2.2%
Delta Air Lines, Inc.	2.2%
Valeant Pharmaceuticals International, Inc.	1.8%
Onex Carestream Finance LP	1.6%
EIG Investors Corp.	1.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 5/25/11.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

Nuveen Investments

Portfolio Composition[2,3]

(as a % of total investments)

Health Care Providers & Services	11.5%
Pharmaceuticals	9.1%
Software	8.4%
Media	6.8%
Oil, Gas & Consumable Fuels	5.2%
Health Care Equipment & Supplies	4.6%
Hotels, Restaurants & Leisure	4.4%
Commercial Services & Supplies	4.1%
Internet Software & Services	3.6%
Wireless Telecommunication Services	3.6%
IT Services	3.5%
Food Products	3.1%
Airlines	2.9%
Specialty Retail	1.9%
Diversified Consumer Services	1.9%
Diversified Financial Services	1.9%
Insurance	1.9%
Food & Staples Retailing	1.8%
Other	19.8%

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Senior Income Fund
Nuveen Floating Rate Income Fund
Nuveen Floating Rate Income Opportunity Fund
Nuveen Short Duration Credit Opportunities Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, and Nuveen Short Duration Credit Opportunities Fund (the "Funds") as of July 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian, counterparty, selling or agent banks, and brokers or by other appropriate auditing procedures where replies from selling or agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, and Nuveen Short Duration Credit Opportunities Fund at July 31, 2013, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 25, 2013

Nuveen Investments

NSL

Nuveen Senior Income Fund

Portfolio of Investments

  July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Long-Term Investments – 139.5% (95.8% of Total Investments)
	Variable Rate Senior Loan Interests – 119.9% (82.3% of Total Investments) (4)
	Aerospace & Defense – 0.5% (0.4% of Total Investments)
$1,493	Sequa Corporation, Term Loan B	5.250%	6/19/17	B1	$1,513,022
	Airlines – 4.3% (3.0% of Total Investments)
2,000	American Airlines, Inc., Exit Term Loan, WI/DD	TBD	TBD	Baa2	1,990,000
4,975	Delta Air Lines, Inc., Term Loan B1	4.000%	10/18/18	Ba1	5,002,094
995	Delta Air Lines, Inc., Term Loan B2	3.250%	4/18/16	Ba1	1,001,716
1,995	United Air Lines, Inc., Term Loan B	4.000%	4/01/19	Ba2	2,016,197
2,500	US Airways, Inc., Term Loan B1, DD1	4.250%	5/23/19	B+	2,504,062
12,465	Total Airlines				12,514,069
	Auto Components – 2.6% (1.8% of Total Investments)
5,065	Federal-Mogul Corporation, Tranche B, Term Loan, DD1	2.137%	12/29/14	B1	4,988,475
2,585	Federal-Mogul Corporation, Tranche C, Term Loan, DD1	2.137%	12/28/15	B1	2,545,543
7,650	Total Auto Components				7,534,018
	Beverages – 0.3% (0.2% of Total Investments)
1,000	Constellation Brands, Inc., Term Loan	2.750%	5/01/20	BB+	1,002,125
	Biotechnology – 0.6% (0.4% of Total Investments)
1,756	Grifols, Inc., Term Loan	4.250%	6/01/17	Ba1	1,776,356
	Capital Markets – 1.8% (1.2% of Total Investments)
850	American Capital, LTD., Senior Secured Term Loan	5.500%	8/15/16	B+	855,568
4,180	Walter Investment Management Corporation, Tranche B, Term Loan, DD1	5.750%	11/28/17	B+	4,226,059
5,030	Total Capital Markets				5,081,627
	Chemicals – 1.8% (1.2% of Total Investments)
2,649	Ineos US Finance LLC, Term Loan, First Lien	4.000%	5/04/18	BB-	2,648,735
995	PQ Corporation, Term Loan, First Lien	4.500%	8/07/17	B+	1,004,950
1,443	Univar, Inc., Term Loan	5.000%	6/30/17	B+	1,427,486
5,087	Total Chemicals				5,081,171
	Commercial Services & Supplies – 4.1% (2.8% of Total Investments)
2,500	Aramark Corporation, Term Loan, Tranche D	4.000%	9/09/19	BB-	2,528,515
384	Brand Energy & Infrastructure Services, Inc., Canadian Tranche 1, Term Loan	6.250%	10/23/18	B	391,557
1,000	Brand Energy & Infrastructure Services, Inc., Term Loan, Second Lien	11.000%	10/23/19	CCC+	1,028,750
1,601	Brand Energy & Infrastructure Services, Inc., Term Loan	6.250%	10/23/18	B	1,631,489
507	Brickman Group Holdings, Inc., Tranche B2, Term Loan	3.273%	10/14/16	B+	511,559
640	Brickman Group Holdings, Inc., Tranche B3, Term Loan	4.000%	9/28/18	B+	643,339
1,574	Ceridian Corporation, Extended Term Loan	5.942%	5/09/17	B1	1,587,908
3,054	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	3,028,472
494	Houghton Mifflin, Term Loan	5.250%	5/22/18	B2	497,762
90	Vertrue Inc., Term Loan, First Lien	15.000%	2/04/18	N/R	90,556
11,844	Total Commercial Services & Supplies				11,939,907

Nuveen Investments

NSL

Nuveen Senior Income Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Communications Equipment – 0.8% (0.5% of Total Investments)
$1,742	Alcatel-Lucent, Term Loan C	7.250%	1/29/19	B+	$1,782,699
499	Arris Group, Inc., Term Loan B	3.500%	4/17/20	BB-	498,542
2,241	Total Communications Equipment				2,281,241
	Computers & Peripherals – 0.4% (0.3% of Total Investments)
1,194	SunGard Data Systems, Inc., Term Loan D	4.500%	1/31/20	BB	1,210,915
	Consumer Finance – 1.2% (0.8% of Total Investments)
727	Jackson Hewitt Tax Service, Inc., Term Loan	10.000%	10/16/17	N/R	710,215
1,821	Royalty Pharma Finance Trust, Incremental Term Loan	4.000%	11/09/18	Baa2	1,829,183
780	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B	782,242
3,328	Total Consumer Finance				3,321,640
	Containers & Packaging – 0.4% (0.2% of Total Investments)
1,000	Pact Group, Inc., Term Loan B	3.750%	5/22/20	Ba3	1,000,625
	Distributors – 2.1% (1.4% of Total Investments)
6,003	HD Supply, Inc., Term Loan B, DD1	4.500%	10/12/17	B+	6,069,819
	Diversified Consumer Services – 1.5% (1.1% of Total Investments)
2,680	Cengage Learning Acquisitions, Inc., Term Loan, (5)	0.000%	7/03/14	D	1,979,850
2,454	Laureate Education, Inc., Extended Term Loan	5.250%	6/15/18	B1	2,459,150
5,134	Total Diversified Consumer Services				4,439,000
	Diversified Financial Services – 3.2% (2.2% of Total Investments)
1,500	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,519,687
2,000	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	BB-	2,016,200
1,995	Ocwen Financial Corporation, Term Loan B	5.000%	2/05/18	B1	2,024,925
3,712	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	B1	3,759,559
9,207	Total Diversified Financial Services				9,320,371
	Diversified Telecommunication Services – 2.3% (1.5% of Total Investments)
2,000	Charter Communications Operating Holdings LLC, Holdco Term Loan	2.686%	3/06/14	BB+	2,006,500
1,788	Intelsat Jackson Holdings, Ltd., Term Loan B1	4.250%	4/02/18	BB-	1,804,187
2,667	Level 3 Financing, Inc., Tranche B , Term Loan	5.250%	8/01/19	Ba2	2,689,987
6,455	Total Diversified Telecommunication Services				6,500,674
	Electric Utilities – 0.6% (0.4% of Total Investments)
1,000	Equipower Resources Holdings LLC, Term Loan C, WI/DD	TBD	TBD	BB	1,007,500
854	TXU Corporation, 2014 Term Loan	3.721%	10/10/14	B2	612,338
1,854	Total Electric Utilities				1,619,838
	Electrical Equipment – 0.2% (0.1% of Total Investments)
587	Sensus Metering Systems, Inc., Term Loan, First Lien	4.750%	5/09/17	B1	580,390
	Electronic Equipment & Instruments – 0.6% (0.4% of Total Investments)
1,935	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	1,765,688
	Food & Staples Retailing – 2.7% (1.9% of Total Investments)
905	Albertson's LLC, Term Loan B1	4.250%	3/21/16	BB-	914,810
591	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB-	595,208
1,500	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B-	1,513,125
996	Supervalu, Inc., New Term Loan B	5.000%	3/21/19	B+	1,007,674
3,850	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B1	3,866,844
7,842	Total Food & Staples Retailing				7,897,661

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Food Products – 8.7% (6.0% of Total Investments)
$1,990	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	$2,015,705
900	AdvancePierre Foods, Inc., Term Loan, Second Lien	9.500%	10/10/17	CCC+	919,875
893	BJ's Wholesale Club, Inc., Term Loan, First Lien	4.250%	9/26/19	B	898,786
427	Ferrara Candy Company, Term Loan B	7.504%	6/18/18	B	426,599
9,300	H.J. Heinz Company, Term Loan B2	3.500%	6/05/20	BB	9,400,105
1,619	Michael Foods Group, Inc., Term Loan	4.250%	2/25/18	Ba3	1,643,748
998	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB-	999,370
1,000	Sprouts Farmers Market Holdings LLC, Term Loan	4.500%	4/23/20	B+	1,002,500
7,252	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	7,275,232
545	Wendy's, Inc., Term Loan B	3.250%	5/15/19	BB-	546,829
24,924	Total Food Products				25,128,749
	Health Care Equipment & Supplies – 4.1% (2.8% of Total Investments)
1,731	Hologic, Inc., Term Loan B	4.500%	8/01/19	BBB-	1,743,053
4,925	Kinetic Concepts, Inc., Term Loan D1	4.500%	5/04/18	Ba2	4,988,357
4,000	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	4,030,832
1,000	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B-	991,667
11,656	Total Health Care Equipment & Supplies				11,753,909
	Health Care Providers & Services – 9.7% (6.7% of Total Investments)
2,993	Apria Healthcare Group, Inc., Term Loan, First Lien	6.750%	4/06/20	BB-	3,020,555
1,406	Ardent Medical Services, Inc., Term Loan, First Lien	6.750%	7/02/18	B+	1,414,260
938	BioScrip, Inc., Delayed Draw, Term Loan, WI/DD	TBD	TBD	B	948,047
21	Community Health Systems, Inc., Extended Term Loan	3.773%	1/25/17	BB	21,263
3,980	DaVita, Inc., New Term Loan B2	4.000%	11/01/19	Ba2	4,007,717
618	Genesis Healthcare LLC, Term Loan	10.002%	12/04/17	B+	631,010
2,135	Gentiva Health Services, Inc., Term Loan B	6.500%	8/17/16	B+	2,143,177
3,526	Golden Living, Term Loan	5.000%	5/04/18	B1	3,426,756
582	Health Management Associates, Inc., Replacement Term Loan B	3.500%	11/16/18	BB-	584,508
995	Heartland Dental Care, Inc., Term Loan, First Lien	6.250%	12/21/18	Ba3	1,004,535
500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/20/19	CCC+	511,875
1,302	Kindred Healthcare, Inc., Term Loan B1	4.250%	6/01/18	Ba3	1,302,589
924	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B	937,860
992	National Mentor Holdings, Inc., Term Loan B	6.500%	2/09/17	B+	999,213
1,340	Select Medical Corporation, Term Loan B	4.002%	6/01/18	Ba2	1,347,059
1,980	Sheridan Holdings, Inc., Term Loan, First Lien	4.500%	6/29/18	B+	1,995,395
1,000	Sheridan Holdings, Inc., Term Loan, Second Lien	9.000%	7/01/19	B-	1,008,750
1,040	Skilled Healthcare Group, Inc., Term Loan	6.788%	4/09/16	B1	1,048,076
1,531	Vanguard Health Holding Company II LLC, Term Loan B	3.750%	1/29/16	Ba2	1,538,230
27,803	Total Health Care Providers & Services				27,890,875
	Hotels, Restaurants & Leisure – 5.6% (3.9% of Total Investments)
1,940	24 Hour Fitness Worldwide, Inc., Term Loan B	5.250%	4/22/16	Ba3	1,964,263
1,426	BLB Management Services, Inc., Term Loan	5.250%	11/10/18	BB-	1,444,641
1,428	Caesars Entertainment Operating Company, Inc., Term Loan B6	5.440%	1/28/18	B-	1,269,493
3,074	CCM Merger, Inc., Term Loan	5.000%	3/01/17	B+	3,109,010
1,968	Landry's Restaurant's, Inc., Term Loan B	4.750%	4/24/18	BB-	1,994,553
1,493	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	1,497,158
2,000	Scientific Games Corporation, Term Loan B, WI/DD	TBD	TBD	Ba2	1,997,500
952	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB-	951,389
1,995	Station Casino LLC, Term Loan B	5.000%	3/02/20	B1	2,016,554
16,276	Total Hotels, Restaurants & Leisure				16,244,561
	Household Durables – 1.1% (0.7% of Total Investments)
498	AOT Bedding Super Holdings LLC, Term Loan B	5.000%	10/01/19	B+	502,431
530	Spectrum Brands, Inc., Term Loan	4.510%	12/17/19	Ba3	534,976
1,995	Sun Products Corporation, Term Loan	5.500%	3/23/20	B1	1,997,494
3,023	Total Household Durables				3,034,901

Nuveen Investments

NSL

Nuveen Senior Income Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Industrial Conglomerates – 1.4% (1.0% of Total Investments)
$3,993	DuPont Performance Coatings, Dollar Term Loan B, DD1	4.750%	2/03/20	B+	$4,036,793
	Insurance – 2.1% (1.4% of Total Investments)
1,442	Sedgwick Holdings, Inc., Term Loan, First Lien	4.250%	6/12/18	B+	1,456,731
2,488	USI Holdings Corporation, Term Loan B	5.250%	12/27/19	B1	2,512,064
1,925	Vantage Drilling Company, Term Loan B	6.250%	10/25/17	B-	1,941,041
5,855	Total Insurance				5,909,836
	Internet & Catalog Retail – 1.0% (0.7% of Total Investments)
2,886	EIG Investors Corp., Term Loan, First Lien	6.250%	11/09/19	B1	2,910,748
	Internet Software & Services – 1.3% (0.9% of Total Investments)
925	Sabre Inc., Term Loan C	4.000%	2/19/18	B1	932,169
746	Sabre, Inc., Term Loan B	5.250%	2/19/19	B1	757,094
1,935	SSI Investments II, Ltd., New Term Loan	5.000%	5/26/17	Ba3	1,952,099
3,606	Total Internet Software & Services				3,641,362
	IT Services – 3.3% (2.3% of Total Investments)
1,490	CompuCom Systems, Inc., Term Loan B	4.250%	5/09/20	B1	1,503,282
2,000	EIG Investors Corp., Term Loan, Second Lien	10.250%	5/09/20	CCC+	2,012,500
327	SRA International, Term Loan	6.500%	7/20/18	B1	328,652
998	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	1,006,683
1,163	VFH Parent LLC, Term Loan B	5.775%	7/08/16	N/R	1,174,140
3,465	Zayo Group LLC, Term Loan B	4.500%	7/02/19	B1	3,499,109
9,443	Total IT Services				9,524,366
	Leisure Equipment & Products – 2.2% (1.5% of Total Investments)
3,017	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	3,028,457
1,197	Equinox Holdings, Inc., New Initial Term Loan B	4.501%	1/31/20	B1	1,205,978
1,500	Four Seasons Holdings, Inc., Term Loan, First Lien	4.250%	6/27/20	BB-	1,520,625
500	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B-	512,500
6,214	Total Leisure Equipment & Products				6,267,560
	Machinery – 1.0% (0.7% of Total Investments)
3,000	Gardner Denver, Inc., Term Loan, WI/DD	TBD	TBD	B1	3,015,000
	Media – 8.8% (6.0% of Total Investments)
873	Cengage Learning Acquisitions, Inc., Tranche B, Extended Term Loan, (5)	0.000%	7/04/17	D	648,813
1,334	Cumulus Media, Inc., Term Loan B, First Lien	4.500%	9/18/18	Ba2	1,348,853
968	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	9/16/19	B3	994,598
1,000	Emerald Expositions Holdings, Inc., Term Loan, First Lien	5.500%	6/17/20	BB-	1,010,000
993	FoxCo Acquisition Sub LLC, Initial Term Loan	5.500%	7/14/17	B	1,004,909
572	Interactive Data Corporation, Term Loan	3.750%	1/31/18	Ba3	574,250
998	Internet Brands, Inc., Term Loan B	6.250%	3/18/19	B+	1,001,864
1,995	McGraw-Hill Education Holdings LLC, Term Loan	9.000%	3/22/19	B2	2,008,716
1,000	Media General, Inc., Delayed Draw, Term Loan, WI/DD	TBD	TBD	BB-	1,000,938
993	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	Ba3	994,567
1,861	Radio One, Inc., Term Loan B, First Lien	7.500%	2/14/17	B+	1,912,682
1,500	Springer Science & Business Media, Inc., Term Loan, WI/DD	TBD	TBD	B	1,484,062
500	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	513,125
3,317	Tribune Company, Exit Term Loan B	4.000%	12/17/19	BB+	3,344,867
3,899	Univision Communications, Inc., Term Loan C1	4.500%	3/01/20	B+	3,925,982
1,714	UPC Broadband Holding BV, Term Loan AF	4.000%	1/31/21	BB-	1,727,680
1,328	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	BB-	1,333,394
1,839	Yell Group PLC, Term Loan, (5)	0.000%	7/31/14	N/R	395,301
26,684	Total Media				25,224,601
	Multiline Retail – 0.3% (0.2% of Total Investments)
833	99 Cents Only Stores, Term Loan B1	5.253%	1/11/19	B+	842,708

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Oil, Gas & Consumable Fuels – 4.6% (3.2% of Total Investments)
$1,377	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	$1,404,494
1,250	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba3	1,252,474
751	Frac Tech International LLC, Term Loan	8.500%	5/06/16	B+	750,648
2,000	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	2,032,500
3,000	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	3,041,250
1,500	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	1,510,500
998	Rice Drilling LLC., Term Loan, Second Lien	8.500%	10/25/18	N/R	987,525
1,250	Samson Investment Company, Initial Term Loan, Second Lien	6.000%	9/25/18	B1	1,266,406
998	Saxon Energy Services, Inc., Term Loan	5.500%	2/13/19	Ba3	1,003,111
13,124	Total Oil, Gas & Consumable Fuels				13,248,908
	Personal Products – 0.2% (0.1% of Total Investments)
429	Prestige Brands, Inc., Term Loan B1	3.778%	1/31/19	BB-	434,071
	Pharmaceuticals – 9.5% (6.5% of Total Investments)
563	BioScrip, Inc., Term Loan B, WI/DD	TBD	TBD	B	568,828
1,051	ConvaTec Healthcare, Incremental Term Loan B	5.000%	12/22/16	Ba3	1,056,896
863	Generic Drug Holdings, Inc., Term Loan B	5.000%	10/29/19	B+	868,078
2,000	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	0.000%	5/03/13	N/R	60,000
129	Graceway Pharmaceuticals LLC, Term Loan, (5)	0.000%	5/03/12	N/R	142,310
1,820	Par Pharmaceutical Companies, Inc., Additional Term Loan B1	4.250%	9/30/19	B+	1,828,216
2,953	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	12/01/18	Ba3	2,980,295
2,327	Quintiles Transnational Corp., Term Loan B2	4.500%	6/08/18	BB-	2,352,882
1,493	Therakos, Inc., Term Loan, First Lien	7.500%	12/27/17	B	1,498,097
3,718	Valeant Pharmaceuticals International, Inc., Series D, Term Loan	3.500%	2/19/19	BBB-	3,760,466
7,000	Valeant Pharmaceuticals International, Inc., Term Loan E, WI/DD	TBD	TBD	Ba1	7,102,375
794	Warner Chilcott Company LLC, Additional Term Loan B1	4.250%	3/15/18	BBB-	796,202
1,824	Warner Chilcott Corporation, Term Loan B1	4.250%	3/15/18	BBB-	1,828,985
112	Warner Chilcott Corporation, Term Loan B2	4.250%	3/15/18	BBB-	111,924
1,437	Warner Chilcott Corporation, Term Loan B3	4.250%	3/15/18	BBB-	1,441,273
771	Warner Chilcott Corporation, Term Loan B4	3.186%	8/15/17	BBB-	772,038
154	Warner Chilcott Corporation, Term Loan B5	3.186%	8/20/17	BBB-	154,408
29,009	Total Pharmaceuticals				27,323,273
	Real Estate Investment Trust – 1.8% (1.3% of Total Investments)
1,500	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	1,548,750
2,237	iStar Financial, Inc., Term Loan	4.500%	10/15/17	BB-	2,249,390
1,496	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB+	1,499,991
5,233	Total Real Estate Investment Trust				5,298,131
	Real Estate Management & Development – 1.3% (0.9% of Total Investments)
1,198	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	1,209,510
2,492	Realogy Corporation, Term Loan B	4.500%	3/05/20	BB-	2,523,363
3,690	Total Real Estate Management & Development				3,732,873
	Road & Rail – 0.4% (0.3% of Total Investments)
1,123	Swift Transportation Company, Inc., Term Loan B2	4.000%	12/21/17	BB	1,135,415
	Semiconductors & Equipment – 2.1% (1.4% of Total Investments)
1,995	Freescale Semiconductor, Inc., Term Loan, Tranche B4	5.000%	2/28/20	B1	2,018,276
995	NXP Semiconductor LLC, Incremental Term Loan C	4.750%	1/10/20	B+	1,016,559
1,955	NXP Semiconductor LLC, Term Loan	4.500%	3/03/17	B1	1,991,656
965	Spansion LLC, Term Loan B	5.250%	12/13/18	BB+	972,907
5,910	Total Semiconductors & Equipment				5,999,398
	Software – 10.2% (7.0% of Total Investments)
2,490	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB-	2,518,967
1,128	Blackboard, Inc., Term Loan B2	6.250%	10/04/18	B+	1,143,388
2,406	Datatel Parent Corp, Term Loan B, DD1	4.500%	7/19/18	B+	2,431,659
4,579	Emdeon Business Services LLC, Term Loan B2, DD1	3.750%	11/02/18	BB-	4,613,380

Nuveen Investments

NSL

Nuveen Senior Income Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Software (continued)
$653	Epicor Software Corporation, Term Loan, B1	4.500%	5/16/18	Ba3	$658,447
993	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	998,095
876	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B+	878,353
6,981	Infor Enterprise Applications, Term Loan B	5.250%	4/05/18	Ba3	7,058,143
1,234	IPC Systems, Inc., Extended Term Loan, Tranche B1, First Lien	7.750%	7/31/17	B1	1,227,364
2,500	IPC Systems, Inc., Term Loan, Second Lien	5.436%	6/01/15	CCC	2,100,000
3,474	Misys PLC, Term Loan, First Lien	7.250%	12/12/18	Ba3	3,514,567
1,194	RedPrairie Corporation, Term Loan, First Lien	6.750%	12/21/18	B+	1,206,473
975	Vertafore, Inc., Term Loan, First Lien	4.250%	10/03/19	B+	981,364
29,483	Total Software				29,330,200
	Specialty Retail – 2.9% (2.0% of Total Investments)
1,000	Charlotte Russe, Inc., Initial Term Loan	6.750%	5/22/19	B2	981,875
2,729	Collective Brands, Inc., Term Loan B	7.250%	10/09/19	B	2,771,717
3,000	J.C. Penney Corporation, Inc., Term Loan, First Lien	6.000%	5/22/18	B2	3,028,125
1,657	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,664,497
8,386	Total Specialty Retail				8,446,214
	Trading Companies & Distributors – 0.3% (0.2% of Total Investments)
842	Wesco Distribution, Inc., Term Loan B	4.500%	12/04/19	Ba3	849,441
	Wireless Telecommunication Services – 4.0% (2.8% of Total Investments)
1,818	Asurion LLC, Term Loan B1	4.500%	5/24/19	B+	1,820,967
1,723	Clear Channel Communications, Inc., Tranche B, Term Loan	3.836%	1/29/16	CCC+	1,620,571
2,500	Cricket Communications, Inc., Term Loan C	4.750%	3/08/20	Ba3	2,521,095
3,034	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	3,022,525
1,985	IPC Systems, Inc., Term Loan, Tranche C, First Lien	7.750%	7/31/17	B1	1,937,856
695	Presidio, Inc., New Term Loan	5.750%	3/31/17	Ba3	697,232
11,755	Total Wireless Telecommunication Services				11,620,246
$348,285	Total Variable Rate Senior Loan Interests (cost $343,893,052)				345,294,296
Shares	Description (1)				Value
	Common Stocks – 3.5% (2.4% of Total Investments)
	Building Products – 1.6% (1.1% of Total Investments)
88,501	Masonite Worldwide Holdings, (6)				$4,425,050
	Health Care Providers & Services – 0.3% (0.2% of Total Investments)
7,231	LifeCare Holdings Private Stock, (6), (7)				940,030
	Hotels, Restaurants & Leisure – 0.3% (0.2% of Total Investments)
40,968	BLB Worldwide Holdings Inc., (6), (7)				947,385
	Media – 1.3% (0.9% of Total Investments)
48,954	Metro-Goldwyn-Mayer, (6), (7)				2,655,755
18,422	Tribune Company, (6)				1,164,270
14,825	Tribune Company, (8)				—
	Total Media				3,820,025
	Professional Services – 0.0% (0.0% of Total Investments)
47,152	Vertrue, Inc., (7)				28,291
	Total Common Stocks (cost $9,679,279)				10,160,781

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 0.3% (0.2% of Total Investments)
	Communications Equipment – 0.3% (0.2% of Total Investments)
$850	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$833,000
$850	Total Convertible Bonds (cost $710,500)				833,000
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 15.8% (10.9% of Total Investments)
	Commercial Services & Supplies – 0.6% (0.4% of Total Investments)
$500	Ceridian Corporation	11.250%	11/15/15	CCC	$508,750
816	Harland Clarke Holdings	9.500%	5/15/15	B-	819,060
500	Tervita Corporation, 144A	8.000%	11/15/18	B2	518,125
1,816	Total Commercial Services & Supplies				1,845,935
	Communications Equipment – 0.6% (0.4% of Total Investments)
1,000	Nortel Networks Limited, (5)	0.000%	7/15/11	N/R	1,055,000
650	Nortel Networks Limited, (5)	10.750%	7/15/16	N/R	749,938
1,650	Total Communications Equipment				1,804,938
	Diversified Consumer Services – 0.3% (0.2% of Total Investments)
900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	922,500
	Diversified Telecommunication Services – 1.8% (1.3% of Total Investments)
2,000	IntelSat Limited, 144A	7.750%	6/01/21	CCC+	2,105,000
450	IntelSat Limited	8.125%	6/01/23	CCC+	483,750
2,286	Level 3 Communications Inc.	11.875%	2/01/19	B-	2,634,615
4,736	Total Diversified Telecommunication Services				5,223,365
	Energy Equipment & Services – 0.2% (0.1% of Total Investments)
500	Offshore Group Investment Limited, 144A	7.125%	4/01/23	B-	501,250
	Health Care Equipment & Supplies – 1.0% (0.7% of Total Investments)
2,025	Kinetic Concepts	10.500%	11/01/18	B	2,227,500
625	Rotech Healthcare Inc.	10.750%	10/15/15	D	631,250
2,650	Total Health Care Equipment & Supplies				2,858,750
	Health Care Providers & Services – 1.9% (1.3% of Total Investments)
1,000	HCA Inc.	8.500%	4/15/19	BB+	1,082,500
325	HCA Inc.	7.250%	9/15/20	BB+	355,469
600	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	630,000
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,095,000
500	Vanguard Health Holding LLC/Inc.	8.000%	2/01/18	B-	530,625
1,500	Vanguard Health Holding LLC/Inc.	7.750%	2/01/19	B-	1,610,623
4,925	Total Health Care Providers & Services				5,304,217
	Household Products – 1.7% (1.2% of Total Investments)
2,600	Reynolds Group	9.875%	8/15/19	CCC+	2,808,000
2,000	Spectrum Brands Inc.	9.500%	6/15/18	Ba3	2,205,000
4,600	Total Household Products				5,013,000
	IT Services – 0.4% (0.3% of Total Investments)
1,000	First Data Corporation, 144A	7.375%	6/15/19	BB-	1,050,000
	Machinery – 0.4% (0.3% of Total Investments)
1,000	HD Supply Inc.	8.125%	4/15/19	B+	1,120,000

Nuveen Investments

NSL

Nuveen Senior Income Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Media – 3.1% (2.2% of Total Investments)
$931	Clear Channel Communications, Inc.	11.000%	8/01/16	CCC-	$868,018
3,200	Clear Channel Communications, Inc.	5.500%	12/15/16	CCC-	2,560,000
2,872	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	2,864,820
2,000	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	1,970,000
500	McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	525,000
200	WMG Acquisition Group	11.500%	10/01/18	B	231,500
9,703	Total Media				9,019,338
	Pharmaceuticals – 1.3% (0.9% of Total Investments)
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	2,120,000
500	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	531,250
1,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	1,072,500
3,500	Total Pharmaceuticals				3,723,750
	Road & Rail – 0.2% (0.1% of Total Investments)
600	Avis Budget Car Rental	2.775%	5/15/14	B+	600,006
	Semiconductors & Equipment – 0.9% (0.6% of Total Investments)
1,075	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	1,061,563
1,500	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	1,455,000
2,575	Total Semiconductors & Equipment				2,516,563
	Software – 0.6% (0.4% of Total Investments)
850	Infor Us Inc.	11.500%	7/15/18	B-	979,625
750	Infor Us Inc.	9.375%	4/01/19	B-	838,125
1,600	Total Software				1,817,750
	Specialty Retail – 0.0% (0.0% of Total Investments)
480	Local Insight Regatta Holdings, (5), (8)	11.000%	12/01/17	D	5
	Wireless Telecommunication Services – 0.8% (0.5% of Total Investments)
500	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	505,000
1,750	MetroPCS Wireless Inc., 144A	6.250%	4/01/21	BB	1,785,000
2,250	Total Wireless Telecommunication Services				2,290,000
$44,485	Total Corporate Bonds (cost $43,282,755)				45,611,367
	Total Long-Term Investments (cost $397,565,586)				401,899,444
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 6.2% (4.2% of Total Investments)
$17,823	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/13, repurchase price $17,822,619, collateralized by $18,220,000 U.S. Treasury Notes, 0.875%, due 4/30/17, value $18,180,153	0.010%	8/01/13		$17,822,614
	Total Short-Term Investments (cost $17,822,614)				17,822,614
	Total Investments (cost $415,388,200) – 145.7%				419,722,058
	Borrowings – (42.7)% (9), (10)				(123,000,000)
	Other Assets Less Liabilities – (3.0)% (11)				(8,696,690)
	Net Assets Applicable to Common Shares – 100%				$288,025,368
Nuveen Investments

Investments in Derivatives as of July 31, 2013

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (11)
Goldman Sachs	$18,487,500	Receive	1-Month USD-LIBOR	1.300%	Monthly	4/20/14	$(149,148)
Morgan Stanley	18,487,500	Receive	1-Month USD-LIBOR	2.201	Monthly	4/20/16	(824,577)
	$36,975,000						$(973,725)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

  (2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

  (5)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (6)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (7)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2— Investment Valuation and Fair Value Measurments for more information.

  (8)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2— Investment Valuation and Fair Value Measurements for more information.

  (9)  Borrowings as a percentage of Total Investments is 29.3%.

  (10)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

  (11)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  DD1  Portion of investment purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund

Portfolio of Investments

  July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Long-Term Investments – 140.1% (96.9% of Total Investments)
	Variable Rate Senior Loan Interests – 113.7% (78.6% of Total Investments) (4)
	Aerospace & Defense – 0.7% (0.5% of Total Investments)
$2,024	Beechcraft Holdings LLC, Exit Term Loan B	5.750%	2/15/20	BB-	$2,040,253
204	Hamilton Sundstrand, Term Loan, First Lien	4.000%	12/13/19	B1	204,414
2,488	Sequa Corporation, Term Loan B	5.250%	6/19/17	B1	2,521,703
4,716	Total Aerospace & Defense				4,766,370
	Airlines – 4.1% (2.8% of Total Investments)
4,000	American Airlines, Inc., Exit Term Loan, WI/DD	TBD	TBD	Baa2	3,980,000
10,945	Delta Air Lines, Inc., Term Loan B1	4.000%	10/18/18	Ba1	11,004,606
1,990	Delta Air Lines, Inc., Term Loan B2	3.250%	4/18/16	Ba1	2,003,432
6,476	United Air Lines, Inc., Term Loan B	4.000%	4/01/19	Ba2	6,545,060
4,500	US Airways, Inc., Term Loan B1, DD1	4.250%	5/23/19	B+	4,507,312
27,911	Total Airlines				28,040,410
	Auto Components – 2.4% (1.6% of Total Investments)
10,647	Federal-Mogul Corporation, Tranche B, Term Loan, DD1	2.137%	12/29/14	B1	10,486,241
5,856	Federal-Mogul Corporation, Tranche C, Term Loan, DD1	2.137%	12/28/15	B1	5,767,439
16,503	Total Auto Components				16,253,680
	Beverages – 0.4% (0.3% of Total Investments)
2,500	Constellation Brands, Inc., Term Loan	2.750%	5/01/20	BB+	2,505,312
	Biotechnology – 0.9% (0.6% of Total Investments)
5,854	Grifols, Inc., Term Loan	4.250%	6/01/17	Ba1	5,921,188
	Capital Markets – 1.5% (1.0% of Total Investments)
1,700	American Capital, LTD., Senior Secured Term Loan	5.500%	8/15/16	B+	1,711,135
8,404	Walter Investment Management Corporation, Tranche B, Term Loan, DD1	5.750%	11/28/17	B+	8,496,011
10,104	Total Capital Markets				10,207,146
	Chemicals – 1.8% (1.2% of Total Investments)
4,132	Ineos US Finance LLC, Term Loan, First Lien	4.000%	5/04/18	BB-	4,131,631
1,250	MacDermid, Inc., Tranche B, Term Loan, Second Lien	7.750%	12/07/20	B-	1,268,750
2,488	PQ Corporation, Term Loan, First Lien	4.500%	8/07/17	B+	2,512,375
4,346	Univar, Inc., Term Loan	5.000%	6/30/17	B+	4,299,372
12,216	Total Chemicals				12,212,128
	Commercial Services & Supplies – 2.9% (2.0% of Total Investments)
4,167	Aramark Corporation, Term Loan, Tranche D	4.000%	9/09/19	BB-	4,214,192
672	Brand Energy & Infrastructure Services, Inc., Canadian Tranche 1, Term Loan	6.250%	10/23/18	B	685,225
2,500	Brand Energy & Infrastructure Services, Inc., Term Loan, Second Lien	11.000%	10/23/19	CCC+	2,571,875
2,800	Brand Energy & Infrastructure Services, Inc., Term Loan	6.250%	10/23/18	B	2,855,106
572	Brickman Group Holdings, Inc., Tranche B2, Term Loan	3.273%	10/14/16	B+	577,155
722	Brickman Group Holdings, Inc., Tranche B3, Term Loan	4.000%	9/28/18	B+	725,833
629	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B2	633,995
3,299	Ceridian Corporation, Extended Term Loan	5.942%	5/09/17	B1	3,328,820
3,477	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	3,448,041
988	Houghton Mifflin, Term Loan	5.250%	5/22/18	B2	995,523

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Commercial Services & Supplies (continued)
$90	Vertrue Inc., Term Loan, First Lien	15.000%	2/04/18	N/R	$90,556
19,916	Total Commercial Services & Supplies				20,126,321
	Communications Equipment – 1.2% (0.8% of Total Investments)
3,234	Alcatel-Lucent, Term Loan C	7.250%	1/29/19	B+	3,310,181
2,494	Arris Group, Inc., Term Loan B	3.500%	4/17/20	BB-	2,492,710
2,168	Riverbed Technology, Inc., Term Loan	4.000%	12/18/19	BBB-	2,192,808
7,896	Total Communications Equipment				7,995,699
	Computers & Peripherals – 0.4% (0.2% of Total Investments)
2,388	SunGard Data Systems, Inc., Term Loan D	4.500%	1/31/20	BB	2,421,831
	Consumer Finance – 1.0% (0.7% of Total Investments)
969	Jackson Hewitt Tax Service, Inc., Term Loan	10.000%	10/16/17	N/R	946,953
4,713	Royalty Pharma Finance Trust, Incremental Term Loan	4.000%	11/09/18	Baa2	4,734,804
1,440	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B	1,444,140
7,122	Total Consumer Finance				7,125,897
	Containers & Packaging – 0.4% (0.3% of Total Investments)
2,937	Reynolds Group Holdings, Inc., Term Loan	4.750%	9/28/18	B+	2,975,371
	Distributors – 1.6% (1.1% of Total Investments)
10,953	HD Supply, Inc., Term Loan B, DD1	4.500%	10/12/17	B+	11,074,992
	Diversified Consumer Services – 1.0% (0.7% of Total Investments)
4,393	Cengage Learning Acquisitions, Inc., Term Loan, (5)	0.000%	7/03/14	D	3,245,608
3,930	Laureate Education, Inc., Extended Term Loan	5.250%	6/15/18	B1	3,938,637
8,323	Total Diversified Consumer Services				7,184,245
	Diversified Financial Services – 4.0% (2.8% of Total Investments)
2,867	Citco III Limited, Term Loan B	4.250%	6/29/18	N/R	2,877,281
3,000	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	3,039,375
3,500	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	BB-	3,528,350
5,237	Ocwen Financial Corporation, Term Loan B	5.000%	2/05/18	B1	5,315,428
12,794	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	B1	12,958,375
27,398	Total Diversified Financial Services				27,718,809
	Diversified Telecommunication Services – 2.3% (1.6% of Total Investments)
3,000	Charter Communications Operating Holdings LLC, Holdco Term Loan	2.686%	3/06/14	BB+	3,009,750
1,750	Charter Communications Operating Holdings LLC, Term Loan E	3.000%	7/01/20	BB+	1,747,048
5,750	Intelsat Jackson Holdings, Ltd., Term Loan B1	4.250%	4/02/18	BB-	5,802,480
5,167	Level 3 Financing, Inc., Tranche B , Term Loan	5.250%	8/01/19	Ba2	5,211,849
15,667	Total Diversified Telecommunication Services				15,771,127
	Electric Utilities – 0.8% (0.5% of Total Investments)
2,000	Equipower Resources Holdings LLC, Term Loan C, WI/DD	TBD	TBD	BB	2,015,000
4,781	TXU Corporation, 2014 Term Loan	3.721%	10/10/14	B2	3,428,318
6,781	Total Electric Utilities				5,443,318
	Electronic Equipment & Instruments – 0.7% (0.5% of Total Investments)
5,321	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	4,855,641
	Food & Staples Retailing – 2.3% (1.6% of Total Investments)
1,811	Albertson's LLC, Term Loan B1	4.250%	3/21/16	BB-	1,829,621
1,182	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB-	1,190,417
1,500	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	B-	1,546,312
2,500	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B-	2,521,875
3,193	Supervalu, Inc., New Term Loan B, DD1	5.000%	3/21/19	B+	3,228,547
5,775	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B1	5,800,266
15,961	Total Food & Staples Retailing				16,117,038

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Food Products – 7.8% (5.4% of Total Investments)
$3,980	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	$4,031,410
1,800	AdvancePierre Foods, Inc., Term Loan, Second Lien	9.500%	10/10/17	CCC+	1,839,749
1,287	BJ's Wholesale Club, Inc., Term Loan, First Lien	4.250%	9/26/19	B	1,294,480
998	Dole Food Company, Inc., Term Loan	3.752%	4/01/20	Ba3	999,370
1,066	Ferrara Candy Company, Term Loan B	7.504%	6/18/18	B	1,066,498
17,400	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB	17,587,294
4,477	Michael Foods Group, Inc., Term Loan	4.250%	2/25/18	Ba3	4,544,481
2,993	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB-	2,998,111
1,000	Sprouts Farmers Market Holdings LLC, Term Loan	4.500%	4/23/20	B+	1,002,500
18,179	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	18,237,748
53,180	Total Food Products				53,601,641
	Health Care Equipment & Supplies – 2.9% (2.0% of Total Investments)
2,323	Hologic, Inc., Term Loan B	4.500%	8/01/19	BBB-	2,337,332
9,851	Kinetic Concepts, Inc., Term Loan D1	4.500%	5/04/18	Ba2	9,976,714
6,000	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	6,046,248
2,000	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B-	1,983,334
20,174	Total Health Care Equipment & Supplies				20,343,628
	Health Care Providers & Services – 10.9% (7.5% of Total Investments)
5,985	Apria Healthcare Group, Inc., Term Loan, First Lien	6.750%	4/06/20	BB-	6,041,109
1,406	Ardent Medical Services, Inc., Term Loan, First Lien	6.750%	7/02/18	B+	1,414,260
2,031	BioScrip, Inc., Delayed Draw, Term Loan, WI/DD	TBD	TBD	B	2,054,102
9,950	DaVita, Inc., New Term Loan B2	4.000%	11/01/19	Ba2	10,019,292
1,544	Genesis Healthcare LLC, Term Loan	10.002%	12/04/17	B+	1,577,527
4,852	Gentiva Health Services, Inc., Term Loan B	6.500%	8/17/16	B+	4,870,051
13,565	Golden Living, Term Loan	5.000%	5/04/18	B1	13,183,490
1,325	HCA, Inc., Tranche B5, Term Loan	3.026%	3/31/17	BB	1,330,783
2,910	Health Management Associates, Inc., Replacement Term Loan B	3.500%	11/16/18	BB-	2,922,539
2,985	Heartland Dental Care, Inc., Term Loan, First Lien	6.250%	12/21/18	Ba3	3,013,605
2,000	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/20/19	CCC+	2,047,500
2,586	Kindred Healthcare, Inc., Term Loan B1	4.250%	6/01/18	Ba3	2,587,815
1,848	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B	1,875,720
3,970	National Mentor Holdings, Inc., Term Loan B	6.500%	2/09/17	B+	3,996,853
3,717	Select Medical Corporation, Term Loan B	4.002%	6/01/18	Ba2	3,737,834
4,950	Sheridan Holdings, Inc., Term Loan, First Lien	4.500%	6/29/18	B+	4,988,488
1,750	Sheridan Holdings, Inc., Term Loan, Second Lien	9.000%	7/01/19	B-	1,765,312
1,270	Skilled Healthcare Group, Inc., Term Loan	6.788%	4/09/16	B1	1,279,297
6,525	Vanguard Health Holding Company II LLC, Term Loan B	3.750%	1/29/16	Ba2	6,554,672
75,169	Total Health Care Providers & Services				75,260,249
	Hotels, Restaurants & Leisure – 4.7% (3.2% of Total Investments)
4,850	24 Hour Fitness Worldwide, Inc., Term Loan B	5.250%	4/22/16	Ba3	4,910,657
2,037	BLB Management Services, Inc., Term Loan	5.250%	11/10/18	BB-	2,063,773
3,095	Caesars Entertainment Operating Company, Inc., Term Loan B6	5.440%	1/28/18	B-	2,751,984
1,749	CCM Merger, Inc., Term Loan	5.000%	3/01/17	B+	1,768,931
4,919	Landry's Restaurants, Inc., Term Loan B	4.750%	4/24/18	BB-	4,986,383
2,985	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	2,994,316
4,000	Scientific Games Corporation, Term Loan B, WI/DD	TBD	TBD	Ba2	3,995,000
3,427	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB-	3,425,622
1,347	Six Flags Theme Parks, Inc., Term Loan B, First Lien	4.001%	12/20/18	BB+	1,363,753
3,990	Station Casino LLC, Term Loan B	5.000%	3/02/20	B1	4,033,108
32,399	Total Hotels, Restaurants & Leisure				32,293,527
	Household Durables – 1.5% (1.0% of Total Investments)
2,736	AOT Bedding Super Holdings LLC, Term Loan B	5.000%	10/01/19	B+	2,763,369
1,413	Spectrum Brands, Inc., Term Loan	4.510%	12/17/19	Ba3	1,426,751
3,990	Sun Products Corporation, Term Loan	5.500%	3/23/20	B1	3,994,988

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Household Durables (continued)
$2,119	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB	$2,115,371
10,258	Total Household Durables				10,300,479
	Industrial Conglomerates – 1.5% (1.1% of Total Investments)
8,484	DuPont Performance Coatings, Dollar Term Loan B, DD1	4.750%	2/03/20	B+	8,577,869
1,959	Rexnord LLC, New Term Loan B	3.750%	4/01/18	BB	1,970,856
10,443	Total Industrial Conglomerates				10,548,725
	Insurance – 1.6% (1.1% of Total Investments)
2,885	Sedgwick Holdings, Inc., Term Loan, First Lien	4.250%	6/12/18	B+	2,913,462
4,478	USI Holdings Corporation, Term Loan B	5.250%	12/27/19	B1	4,521,715
3,369	Vantage Drilling Company, Term Loan B	6.250%	10/25/17	B-	3,396,822
10,732	Total Insurance				10,831,999
	Internet & Catalog Retail – 0.8% (0.6% of Total Investments)
5,473	EIG Investors Corp., Term Loan, First Lien	6.250%	11/09/19	B1	5,520,384
	Internet Software & Services – 1.4% (1.0% of Total Investments)
2,313	Sabre Inc., Term Loan C	4.000%	2/19/18	B1	2,330,422
3,483	Sabre, Inc., Term Loan B	5.250%	2/19/19	B1	3,533,104
3,870	SSI Investments II, Ltd., New Term Loan	5.000%	5/26/17	Ba3	3,904,199
9,666	Total Internet Software & Services				9,767,725
	IT Services – 2.7% (1.9% of Total Investments)
3,645	CompuCom Systems, Inc., Term Loan B	4.250%	5/09/20	B1	3,676,454
2,500	EIG Investors Corp., Term Loan, Second Lien	10.250%	5/09/20	CCC+	2,515,625
918	SRA International, Term Loan	6.500%	7/20/18	B1	922,397
760	SunGard Data Systems, Inc., Term Loan B	1.942%	2/28/14	BB	760,732
2,993	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	3,020,049
2,325	VFH Parent LLC, Term Loan B	5.775%	7/08/16	N/R	2,348,279
5,346	Zayo Group LLC, Term Loan B	4.500%	7/02/19	B1	5,398,626
18,487	Total IT Services				18,642,162
	Leisure Equipment & Products – 2.0% (1.4% of Total Investments)
6,789	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	6,814,029
3,242	Equinox Holdings, Inc., New Initial Term Loan B	4.501%	1/31/20	B1	3,266,189
3,000	Four Seasons Holdings, Inc., Term Loan, First Lien	4.250%	6/27/20	BB-	3,041,250
1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B-	1,025,000
14,031	Total Leisure Equipment & Products				14,146,468
	Machinery – 0.7% (0.5% of Total Investments)
5,000	Gardner Denver, Inc., Term Loan, WI/DD	TBD	TBD	B1	5,025,000
	Media – 10.2% (7.1% of Total Investments)
819	Cengage Learning Acquisitions, Inc., Tranche B, Extended Term Loan, (5)	0.000%	7/04/17	D	608,877
1,247	Clear Channel Communications, Inc., Tranche D, Term Loan, WI/DD	TBD	TBD	CCC+	1,152,613
2,744	Cumulus Media, Inc., Term Loan B, First Lien	4.500%	9/18/18	Ba2	2,773,368
4,503	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	9/16/19	B3	4,624,882
3,000	Emerald Expositions Holdings, Inc., Term Loan, First Lien	5.500%	6/17/20	BB-	3,030,000
1,998	EMI Music Publishing LLC, Term Loan B	4.250%	6/29/18	BB-	2,019,352
993	FoxCo Acquisition Sub LLC, Initial Term Loan	5.500%	7/14/17	B	1,004,909
2,171	Interactive Data Corporation, Term Loan	3.750%	1/31/18	Ba3	2,179,070
2,992	Internet Brands, Inc., Term Loan B	6.250%	3/18/19	B+	3,005,592
3,990	McGraw-Hill Education Holdings LLC, Term Loan	9.000%	3/22/19	B2	4,017,431
3,000	Media General, Inc., Delayed Draw, Term Loan, WI/DD	TBD	TBD	BB-	3,002,814
1,985	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	Ba3	1,989,135
3,951	Radio One, Inc., Term Loan B, First Lien	7.500%	2/14/17	B+	4,060,108
3,000	Springer Science & Business Media, Inc., Term Loan, WI/DD	TBD	TBD	B	2,968,125

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Media (continued)
$750	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	$769,687
6,302	Tribune Company, Exit Term Loan B	4.000%	12/17/19	BB+	6,354,494
17,937	Univision Communications, Inc., Term Loan C1	4.500%	3/01/20	B+	18,059,519
3,000	UPC Broadband Holding BV, Term Loan AF	4.000%	1/31/21	BB-	3,023,439
2,000	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB-	2,000,834
1,000	Virgin Media Investment Holdings, Term Loan B	3.500%	6/08/20	BB-	1,000,486
2,034	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	BB-	2,043,384
4,681	Yell Group PLC, Term Loan, (5)	0.000%	7/31/14	N/R	1,006,438
74,097	Total Media				70,694,557
	Multiline Retail – 0.6% (0.4% of Total Investments)
2,158	99 Cents Only Stores, Term Loan B1	5.253%	1/11/19	B+	2,179,798
2,000	Neiman Marcus Group, Inc., Term Loan	4.000%	5/16/18	B+	2,008,594
4,158	Total Multiline Retail				4,188,392
	Multi-Utilities – 0.1% (0.1% of Total Investments)
993	ADS Waste Holdings, Inc., Term Loan B	4.250%	8/05/19	B+	1,000,767
	Oil, Gas & Consumable Fuels – 4.1% (2.8% of Total Investments)
2,754	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	2,808,988
169	Energy Transfer Partners LP, Term Loan B	3.750%	3/24/17	BB	170,461
2,500	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba3	2,504,948
1,341	Frac Tech International LLC, Term Loan	8.500%	5/06/16	B+	1,339,645
4,000	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	4,065,000
7,000	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	7,096,250
3,000	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	3,021,000
2,743	Rice Drilling LLC., Term Loan, Second Lien	8.500%	10/25/18	N/R	2,715,694
2,500	Samson Investment Company, Initial Term Loan, Second Lien	6.000%	9/25/18	B1	2,532,812
1,995	Saxon Energy Services, Inc., Term Loan	5.500%	2/13/19	Ba3	2,006,222
28,002	Total Oil, Gas & Consumable Fuels				28,261,020
	Personal Products – 0.1% (0.0% of Total Investments)
429	Prestige Brands, Inc., Term Loan B1	3.778%	1/31/19	BB-	434,071
	Pharmaceuticals – 8.1% (5.6% of Total Investments)
1,219	BioScrip, Inc., Term Loan B, WI/DD	TBD	TBD	B	1,232,461
2,628	ConvaTec Healthcare, Incremental Term Loan B	5.000%	12/22/16	Ba3	2,642,240
1,726	Generic Drug Holdings, Inc., Term Loan B	5.000%	10/29/19	B+	1,736,155
5,625	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	0.000%	5/03/13	N/R	168,750
69	Graceway Pharmaceuticals LLC, Term Loan, (5)	0.000%	5/03/12	N/R	76,019
3,639	Par Pharmaceutical Companies, Inc., Additional Term Loan B1	4.250%	9/30/19	B+	3,656,434
5,905	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	12/01/18	Ba3	5,960,591
7,971	Quintiles Transnational Corp., Term Loan B2	4.500%	6/08/18	BB-	8,061,350
3,483	Therakos, Inc., Term Loan, First Lien	7.500%	12/27/17	B	3,495,559
4,913	Valeant Pharmaceuticals International, Inc., Series D, Term Loan	3.500%	2/19/19	BBB-	4,968,797
14,000	Valeant Pharmaceuticals International, Inc., Term Loan E, WI/DD	TBD	TBD	Ba1	14,204,750
1,589	Warner Chilcott Company LLC, Additional Term Loan B1	4.250%	3/15/18	BBB-	1,592,840
3,649	Warner Chilcott Corporation, Term Loan B1	4.250%	3/15/18	BBB-	3,658,973
223	Warner Chilcott Corporation, Term Loan B2	4.250%	3/15/18	BBB-	223,909
2,876	Warner Chilcott Corporation, Term Loan B3	4.250%	3/15/18	BBB-	2,883,335
1,542	Warner Chilcott Corporation, Term Loan B4	3.186%	8/15/17	BBB-	1,544,076
308	Warner Chilcott Corporation, Term Loan B5	3.186%	8/20/17	BBB-	308,815
61,365	Total Pharmaceuticals				56,415,054
	Real Estate Investment Trust – 1.8% (1.3% of Total Investments)
3,000	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	3,097,500
10	iStar Financial, Inc., Term Loan, Tranche A1	5.250%	3/19/16	BB-	10,119
5,465	iStar Financial, Inc., Term Loan, DD1	4.500%	10/15/17	BB-	5,496,290
3,990	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB+	3,999,975
12,465	Total Real Estate Investment Trust				12,603,884

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Real Estate Management & Development – 1.7% (1.2% of Total Investments)
$6,797	Capital Automotive LP, Term Loan, Tranche B1, DD1	4.000%	4/10/19	Ba2	$6,862,469
4,988	Realogy Corporation, Term Loan B	4.500%	3/05/20	BB-	5,046,727
11,785	Total Real Estate Management & Development				11,909,196
	Road & Rail – 0.6% (0.4% of Total Investments)
3,910	Swift Transportation Company, Inc., Term Loan B2	4.000%	12/21/17	BB	3,951,641
	Semiconductors & Equipment – 2.1% (1.5% of Total Investments)
3,990	Freescale Semiconductor, Inc., Term Loan, Tranche B4	5.000%	2/28/20	B1	4,036,551
2,984	NXP Semiconductor LLC, Incremental Term Loan C	4.750%	1/10/20	B+	3,049,676
5,860	NXP Semiconductor LLC, Term Loan	4.500%	3/03/17	B1	5,969,977
1,448	Spansion LLC, Term Loan B	5.250%	12/13/18	BB+	1,459,360
14,282	Total Semiconductors & Equipment				14,515,564
	Software – 8.7% (6.0% of Total Investments)
6,004	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB-	6,074,829
2,957	Blackboard, Inc., Term Loan B2	6.250%	10/04/18	B+	2,996,089
3,561	Datatel Parent Corp, Term Loan B, DD1	4.500%	7/19/18	B+	3,599,787
7,565	Emdeon Business Services LLC, Term Loan B2, DD1	3.750%	11/02/18	BB-	7,621,306
653	Epicor Software Corporation, Term Loan, B1	4.500%	5/16/18	Ba3	658,446
1,985	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	1,996,191
1,752	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B+	1,756,705
13,960	Infor Enterprise Applications, Term Loan B	5.250%	4/05/18	Ba3	14,116,287
4,207	IPC Systems, Inc., Extended Term Loan, Tranche B1, First Lien	7.750%	7/31/17	B1	4,183,321
8,500	IPC Systems, Inc., Term Loan, Second Lien	5.436%	6/01/15	CCC	7,140,000
6,451	Misys PLC, Term Loan, First Lien	7.250%	12/12/18	Ba3	6,527,052
1,990	RedPrairie Corporation, Term Loan, First Lien	6.750%	12/21/18	B+	2,010,788
1,529	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc. 2013 Replacement Term Loan B1	3.500%	6/07/19	BB	1,533,293
158	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc. 2013 Replacement Term Loan B2	3.500%	6/07/19	BB	158,649
61,272	Total Software				60,372,743
	Specialty Retail – 2.8% (1.9% of Total Investments)
2,000	Charlotte Russe, Inc., Initial Term Loan	6.750%	5/22/19	B2	1,963,750
3,639	Collective Brands, Inc., Term Loan B	7.250%	10/09/19	B	3,695,618
416	J Crew Group, Term Loan B1	4.000%	3/07/18	B1	419,006
7,000	J.C. Penney Corporation, Inc., Term Loan, First Lien	6.000%	5/22/18	B2	7,065,625
3,802	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	3,818,505
2,194	Petco Animal Supplies, Inc., Term Loan B	4.000%	11/24/17	Ba3	2,210,374
19,051	Total Specialty Retail				19,172,878
	Trading Companies & Distributors – 0.2% (0.2% of Total Investments)
1,684	Wesco Distribution, Inc., Term Loan B	4.500%	12/04/19	Ba3	1,698,881
	Wireless Telecommunication Services – 3.7% (2.6% of Total Investments)
10,001	Asurion LLC, Term Loan B1	4.500%	5/24/19	B+	10,015,320
4,333	Clear Channel Communications, Inc., Tranche B, Term Loan	3.836%	1/29/16	CCC+	4,072,623
4,000	Cricket Communications, Inc., Term Loan C	4.750%	3/08/20	Ba3	4,033,752
4,987	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	4,968,019
993	IPC Systems, Inc., Term Loan, Tranche C, First Lien	7.750%	7/31/17	B1	968,928
1,855	Presidio, Inc., New Term Loan	5.750%	3/31/17	Ba3	1,859,286
26,169	Total Wireless Telecommunication Services				25,917,928
$795,141	Total Variable Rate Senior Loan Interests (cost $783,386,133)				786,135,086

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund (continued)

Portfolio of Investments July 31, 2013

Shares	Description (1)				Value
	Common Stocks – 4.6% (3.2% of Total Investments)
	Building Products – 2.2% (1.5% of Total Investments)
301,905	Masonite Worldwide Holdings, (6)				$15,095,250
	Health Care Providers & Services – 0.2% (0.1% of Total Investments)
11,176	LifeCare Holdings Private Stock, (6), (7)				1,452,880
	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)
42,041	BLB Worldwide Holdings Inc., (6), (7)				972,198
2,670	Buffets Term Loan, (6), (7)				15,353
	Total Hotels. Restaurants & Leisure				987,551
	Media – 2.1% (1.5% of Total Investments)
203,449	Metro-Goldwyn-Mayer, (6), (7)				11,037,108
57,088	Tribune Company, (6)				3,607,962
45,942	Tribune Company, (8)				—
	Total Media				14,645,070
	Professional Services – 0.0% (0.0% of Total Investments)
47,152	Vertrue, Inc., (7)				28,291
	Total Common Stocks (cost $32,268,773)				32,209,042
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 0.3% (0.2% of Total Investments)
	Communications Equipment – 0.3% (0.2% of Total Investments)
$850	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$833,000
1,000	Nortel Networks Corp., (5)	2.125%	4/15/14	N/R	982,500
$1,850	Total Convertible Bonds (cost $1,563,750)				1,815,500
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 14.3% (9.9% of Total Investments)
	Commercial Services & Supplies – 0.5% (0.4% of Total Investments)
$1,000	Ceridian Corporation	11.250%	11/15/15	CCC	$1,017,500
1,631	Harland Clarke Holdings	9.500%	5/15/15	B-	1,637,116
1,000	Tervita Corporation, 144A	8.000%	11/15/18	B2	1,036,250
3,631	Total Commercial Services & Supplies				3,690,866
	Communications Equipment – 0.7% (0.5% of Total Investments)
4,000	Nortel Networks Limited, (5)	0.000%	7/15/11	N/R	4,220,000
650	Nortel Networks Limited, (5)	10.750%	7/15/16	N/R	749,938
4,650	Total Communications Equipment				4,969,938
	Diversified Consumer Services – 0.1% (0.1% of Total Investments)
700	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	717,500
	Diversified Telecommunication Services – 1.8% (1.2% of Total Investments)
1,500	Consolidated Communications Finance Company	10.875%	6/01/20	B-	1,725,000
4,000	IntelSat Limited, 144A	7.750%	6/01/21	CCC+	4,210,000
1,050	IntelSat Limited	8.125%	6/01/23	CCC+	1,128,750
4,611	Level 3 Communications Inc.	11.875%	2/01/19	B-	5,314,178
11,161	Total Diversified Telecommunication Services				12,377,928
	Energy Equipment & Services – 0.2% (0.1% of Total Investments)
1,000	Offshore Group Investment Limited, 144A	7.125%	4/01/23	B-	1,002,500

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Health Care Equipment & Supplies – 0.7% (0.5% of Total Investments)
$3,250	Kinetic Concepts	10.500%	11/01/18	B	$3,575,000
1,455	Rotech Healthcare Inc.	10.750%	10/15/15	D	1,469,550
4,705	Total Health Care Equipment & Supplies				5,044,550
	Health Care Providers & Services – 1.7% (1.2% of Total Investments)
2,000	Aurora Diagnostics Holdings LLC	10.750%	1/15/18	Caa1	1,180,000
3,750	HCA Inc.	8.500%	4/15/19	BB+	4,059,375
725	HCA Inc.	7.250%	9/15/20	BB+	792,969
1,200	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,260,000
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,095,000
500	Vanguard Health Holding LLC/Inc.	8.000%	2/01/18	B-	530,625
2,923	Vanguard Health Holding LLC/Inc.	7.750%	2/01/19	B-	3,138,571
12,098	Total Health Care Providers & Services				12,056,540
	Household Products – 1.3% (0.9% of Total Investments)
5,750	Reynolds Group	9.875%	8/15/19	CCC+	6,210,000
2,750	Spectrum Brands Inc.	9.500%	6/15/18	Ba3	3,031,875
8,500	Total Household Products				9,241,875
	IT Services – 0.5% (0.3% of Total Investments)
3,000	First Data Corporation, 144A	7.375%	6/15/19	BB-	3,150,000
	Machinery – 0.3% (0.2% of Total Investments)
2,000	HD Supply Inc.	8.125%	4/15/19	B+	2,240,000
	Media – 3.1% (2.1% of Total Investments)
2,094	Clear Channel Communications, Inc.	11.000%	8/01/16	CCC-	1,953,039
3,700	Clear Channel Communications, Inc.	5.500%	12/15/16	CCC-	2,960,000
6,562	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	6,545,595
7,500	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	7,387,500
1,875	McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	1,968,750
400	WMG Acquisition Group	11.500%	10/01/18	B	463,000
22,131	Total Media				21,277,884
	Pharmaceuticals – 0.8% (0.5% of Total Investments)
1,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	1,060,000
1,000	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	1,062,500
3,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	3,217,500
5,000	Total Pharmaceuticals				5,340,000
	Road & Rail – 0.5% (0.4% of Total Investments)
1,200	Avis Budget Car Rental	2.775%	5/15/14	B+	1,200,012
2,000	Swift Services Holdings Inc.	10.000%	11/15/18	B+	2,235,000
3,200	Total Road & Rail				3,435,012
	Semiconductors & Equipment – 0.8% (0.6% of Total Investments)
2,800	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	2,765,000
3,168	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	3,072,960
5,968	Total Semiconductors & Equipment				5,837,960
	Software – 0.6% (0.4% of Total Investments)
1,700	Infor Us Inc.	11.500%	7/15/18	B-	1,959,250
1,875	Infor Us Inc.	9.375%	4/01/19	B-	2,095,312
3,575	Total Software				4,054,562

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Wireless Telecommunication Services – 0.7% (0.5% of Total Investments)
$750	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	$757,500
3,750	MetroPCS Wireless Inc., 144A	6.250%	4/01/21	BB	3,825,000
4,500	Total Wireless Telecommunication Services				4,582,500
$95,819	Total Corporate Bonds (cost $94,658,581)				99,019,615
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Asset-Backed Securities – 5.3% (3.7% of Total Investments)
$1,200	Bluemountain Collateralized Loan Obligation, Series 2012 2A E14	5.374%	11/20/24	BB	$1,114,204
2,500	BlueMountain Collateralized Loan Obligations Limited 2012-1A, 144A	5.766%	7/20/23	BB	2,402,099
500	Carlyle Global Market Strategies Collateralized Loan Obligations, Series 2013-2A E	5.266%	4/18/25	BB	459,375
1,750	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2013-3A, 144A	4.870%	7/15/25	BB	1,584,265
1,000	Dryden Senior Loan 2013-26A E, 144A	4.768%	7/15/25	BB	884,933
1,000	Finn Square Collateralized Loan Obligations Limited, Series 2012-1A, 144A	5.323%	12/24/23	BB	924,376
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A	4.668%	1/15/23	BB	1,346,507
1,500	Fraser Sullivan Collateralized Loan Obligations Limited, Series 2011-6A, 144A	5.773%	11/22/22	BB	1,430,096
500	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	5.310%	4/15/24	BB	452,057
3,000	LCM Limited Partnership, Collateralized Loan Obligations, 144A	6.018%	4/15/22	BB	2,930,256
1,500	LCM Limited Partnership, Collateralized Loan Obligations	5.416%	4/19/22	BB	1,396,782
2,700	LCM Limited Partnership Series 2012A, 144A	6.016%	10/19/22	BB	2,608,743
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.616%	4/22/22	BB	1,427,438
1,000	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	4.616%	4/22/22	BBB	992,486
1,500	Madison Park Funding Limited, Series 2012-10A	5.516%	1/20/25	BB	1,440,224
1,000	Nomad CLO Ltd, Series 2013-1A D, 144A	5.018%	1/15/25	BB	907,093
500	North End CLO Limited, Loan Pool, 144A, WI/DD (8)	1.000%	7/17/25	N/R	442,600
750	Northwoods Capital Corporation, Collateralized Loan Obligations 2012-9A	5.366%	1/18/24	BB-	694,098
3,000	Oak Hill Credit Partners IV Limited, Collateralized Loan Obligation Series 2012-6A	5.775%	5/15/23	BB	2,867,382
3,360	Oak Hill Credit Partners, Series 2012-7A	5.274%	11/20/23	BB	3,098,226
750	Octagon Investment Partners, Series 2012-1A D, 144A	5.518%	1/15/24	BB-	699,056
1,000	Race Point Collateralized Loan Obligations, Series 2011-5A, 144A	6.773%	12/15/22	BB	999,853
3,000	Race Point Collateralized Loan Obligations, Series 2012-6A, 144A	5.774%	5/24/23	BB	2,889,257
3,000	Race Point Collateralized Loan Obligations Series 2012-7A, 144A	5.275%	11/08/24	BB-	2,762,182
$39,010	Total Asset-Backed Securities (cost $34,302,518)				36,753,588
Shares	Description (1), (9)				Value
	Investment Companies – 1.9% (1.3% of Total Investments)
353,668	Eaton Vance Floating-Rate Income Trust Fund				$5,913,329
963,820	Eaton Vance Senior Income Trust				7,141,906
	Total Investment Companies (cost $11,947,776)				13,055,235
	Total Long-Term Investments (cost $958,127,531)				968,988,066

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 4.5% (3.1% of Total Investments)
$30,918	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/13, repurchase price $30,918,433, collateralized by: $12,365,000 U.S. Treasury Notes, 0.875%, due 4/30/17, value $12,337,958 $11,115,000 U.S. Treasury Notes, 0.250%, due 5/15/16, value $11,017,744 $8,275,000 U.S. Treasury Notes, 1.875%, due 6/30/20, value $8,181,906	0.010%	8/01/13	$30,918,424
	Total Short-Term Investments (cost $30,918,424)			30,918,424
	Total Investments (cost $989,045,955) – 144.6%			999,906,490
	Borrowings – (42.7)% (10), (11)			(295,200,000)
	Other Assets Less Liabilities – (1.9)% (12)			(13,394,447)
	Net Assets Applicable to Common Shares – 100%			$691,312,043

Investments in Derivatives as of July 31, 2013

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (12)
Goldman Sachs	$49,435,000	Receive	1-Month USD-LIBOR	1.300%	Monthly	4/20/14	$(398,818)
Morgan Stanley	49,435,000	Receive	1-Month USD-LIBOR	2.201	Monthly	4/20/16	(2,204,894)
	$98,870,000						$(2,603,712)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

  (2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

  (5)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (6)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (7)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2—Investment Valuation and Fair Value Measurments for more information.

  (8)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2—Investment Valuation and Fair Value Measurements for more information.

  (9)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

  (10)  Borrowings as a percentage of Total Investments is 29.5%.

  (11)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

  (12)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  DD1  Portion of investment purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund

Portfolio of Investments

  July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Long-Term Investments – 138.1% (95.1% of Total Investments)
	Variable Rate Senior Loan Interests – 112.3% (77.3% of Total Investments) (4)
	Aerospace & Defense – 0.8% (0.6% of Total Investments)
$2,024	Beechcraft Holdings LLC, Exit Term Loan B	5.750%	2/15/20	BB-	$2,040,253
1,990	Sequa Corporation, Term Loan B	5.250%	6/19/17	B1	2,017,362
4,014	Total Aerospace & Defense				4,057,615
	Airlines – 3.9% (2.7% of Total Investments)
3,000	American Airlines, Inc., Exit Term Loan, WI/DD	TBD	TBD	Baa2	2,985,000
7,960	Delta Air Lines, Inc., Term Loan B1	4.000%	10/18/18	Ba1	8,003,350
2,985	Delta Air Lines, Inc., Term Loan B2	3.250%	4/18/16	Ba1	3,005,149
998	United Air Lines, Inc., Term Loan B	4.000%	4/01/19	Ba2	1,008,098
4,000	US Airways, Inc., Term Loan B1, DD1	4.250%	5/23/19	B+	4,006,500
18,943	Total Airlines				19,008,097
	Auto Components – 2.5% (1.7% of Total Investments)
8,066	Federal-Mogul Corporation, Tranche B, Term Loan	2.137%	12/29/14	B1	7,944,278
4,116	Federal-Mogul Corporation, Tranche C, Term Loan	2.137%	12/28/15	B1	4,054,009
12,182	Total Auto Components				11,998,287
	Beverages – 0.3% (0.2% of Total Investments)
1,500	Constellation Brands, Inc., Term Loan	2.750%	5/01/20	BB+	1,503,188
	Biotechnology – 0.7% (0.5% of Total Investments)
3,512	Grifols, Inc., Term Loan	4.250%	6/01/17	Ba1	3,552,713
	Capital Markets – 1.6% (1.1% of Total Investments)
1,700	American Capital, LTD., Senior Secured Term Loan	5.500%	8/15/16	B+	1,711,135
6,167	Walter Investment Management Corporation, Tranche B, Term Loan, DD1	5.750%	11/28/17	B+	6,235,197
7,867	Total Capital Markets				7,946,332
	Chemicals – 1.2% (0.9% of Total Investments)
3,242	Ineos US Finance LLC, Term Loan, First Lien	4.000%	5/04/18	BB-	3,241,894
1,250	MacDermid, Inc., Tranche B, Term Loan, Second Lien	7.750%	12/07/20	B-	1,268,750
1,493	PQ Corporation, Term Loan, First Lien	4.500%	8/07/17	B+	1,507,425
5,985	Total Chemicals				6,018,069
	Commercial Services & Supplies – 3.2% (2.2% of Total Investments)
2,917	Aramark Corporation, Term Loan, Tranche D	4.000%	9/09/19	BB-	2,949,934
480	Brand Energy & Infrastructure Services, Inc., Canadian Tranche 1, Term Loan	6.250%	10/23/18	B	489,447
1,500	Brand Energy & Infrastructure Services, Inc., Term Loan, Second Lien	11.000%	10/23/19	CCC+	1,543,125
2,001	Brand Energy & Infrastructure Services, Inc., Term Loan	6.250%	10/23/18	B	2,039,361
1,384	Brickman Group Holdings, Inc., Tranche B2, Term Loan	3.273%	10/14/16	B+	1,395,951
1,745	Brickman Group Holdings, Inc., Tranche B3, Term Loan	4.000%	9/28/18	B+	1,755,554
632	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B2	637,157
1,316	Ceridian Corporation, Extended Term Loan	5.942%	5/09/17	B1	1,328,129
2,484	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,462,886
988	Houghton Mifflin, Term Loan	5.250%	5/22/18	B2	995,523
15,447	Total Commercial Services & Supplies				15,597,067

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Communications Equipment – 0.6% (0.4% of Total Investments)
$2,239	Alcatel-Lucent, Term Loan C	7.250%	1/29/19	B+	$2,291,860
499	Arris Group, Inc., Term Loan B	3.500%	4/17/20	BB-	498,542
2,738	Total Communications Equipment				2,790,402
	Computers & Peripherals – 0.3% (0.2% of Total Investments)
1,592	SunGard Data Systems, Inc., Term Loan D	4.500%	1/31/20	BB	1,614,554
	Consumer Finance – 1.1% (0.8% of Total Investments)
969	Jackson Hewitt Tax Service, Inc., Term Loan	10.000%	10/16/17	N/R	946,953
3,428	Royalty Pharma Finance Trust, Incremental Term Loan	4.000%	11/09/18	Baa2	3,443,494
840	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B	842,415
5,237	Total Consumer Finance				5,232,862
	Containers & Packaging – 0.3% (0.2% of Total Investments)
1,500	Pact Group, Inc., Term Loan B	3.750%	5/22/20	Ba3	1,500,938
	Distributors – 1.6% (1.1% of Total Investments)
7,488	HD Supply, Inc., Term Loan B, DD1	4.500%	10/12/17	B+	7,571,371
	Diversified Consumer Services – 1.5% (1.0% of Total Investments)
3,038	Cengage Learning Acquisitions, Inc., Term Loan, (5)	0.000%	7/03/14	D	2,244,318
4,829	Laureate Education, Inc., Extended Term Loan	5.250%	6/15/18	B1	4,839,922
7,867	Total Diversified Consumer Services				7,084,240
	Diversified Financial Services – 4.0% (2.8% of Total Investments)
2,867	Citco III Limited, Term Loan B	4.250%	6/29/18	N/R	2,877,281
2,000	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	2,026,250
2,500	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	BB-	2,520,250
2,743	Ocwen Financial Corporation, Term Loan B	5.000%	2/05/18	B1	2,784,272
9,102	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	B1	9,218,746
19,212	Total Diversified Financial Services				19,426,799
	Diversified Telecommunication Services – 2.1% (1.4% of Total Investments)
3,000	Charter Communications Operating Holdings LLC, Holdco Term Loan	2.686%	3/06/14	BB+	3,009,750
750	Charter Communications Operating Holdings LLC, Term Loan E	3.000%	7/01/20	BB+	748,735
993	Intelsat Jackson Holdings, Ltd., Term Loan B1	4.250%	4/02/18	BB-	1,001,495
4,167	Level 3 Financing, Inc., Tranche B , Term Loan	5.250%	8/01/19	Ba2	4,203,104
1,000	Level 3 Financing, Inc., Tranche B, Term Loan	4.750%	8/01/19	BB-	1,008,850
9,910	Total Diversified Telecommunication Services				9,971,934
	Electric Utilities – 0.6% (0.4% of Total Investments)
1,500	Equipower Resources Holdings LLC, Term Loan C, WI/DD	TBD	TBD	BB	1,511,250
2,022	TXU Corporation, 2014 Term Loan	3.721%	10/10/14	B2	1,449,830
3,522	Total Electric Utilities				2,961,080
	Electrical Equipment – 0.5% (0.3% of Total Investments)
2,500	Sensus Metering Systems, Inc., Term Loan, Second Lien	8.500%	5/09/18	CCC	2,443,750
	Electronic Equipment & Instruments – 0.6% (0.4% of Total Investments)
3,386	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	3,089,953
	Food & Staples Retailing – 2.5% (1.7% of Total Investments)
1,207	Albertson's LLC, Term Loan B1	4.250%	3/21/16	BB-	1,219,747
788	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB-	793,611
500	BJ Wholesale Club, Inc., Term Loan, Second Lien	9.750%	3/26/20	CCC+	511,250
2,000	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B-	2,017,500
2,695	Supervalu, Inc., New Term Loan B, DD1	5.000%	3/21/19	B+	2,724,711
4,813	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B1	4,833,555
12,003	Total Food & Staples Retailing				12,100,374
Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Food Products – 7.1% (4.9% of Total Investments)
$2,985	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	$3,023,557
900	AdvancePierre Foods, Inc., Term Loan, Second Lien	9.500%	10/10/17	CCC+	919,875
1,340	BJ's Wholesale Club, Inc., Term Loan, First Lien	4.250%	9/26/19	B	1,348,179
747	Ferrara Candy Company, Term Loan B	7.504%	6/18/18	B	746,549
11,500	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB	11,623,786
1,496	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB-	1,499,055
1,000	Sprouts Farmers Market Holdings LLC, Term Loan	4.500%	4/23/20	B+	1,002,500
13,356	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	13,399,467
545	Wendy's, Inc., Term Loan B	3.250%	5/15/19	BB-	546,829
33,869	Total Food Products				34,109,797
	Health Care Equipment & Supplies – 3.6% (2.5% of Total Investments)
2,166	Hologic, Inc., Term Loan B	4.500%	8/01/19	BBB-	2,178,816
6,895	Kinetic Concepts, Inc., Term Loan D1	4.500%	5/04/18	Ba2	6,983,700
5,000	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	5,038,540
2,000	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B-	1,983,334
993	United Surgical Partners International, Inc., Incremental Term Loan	4.750%	4/03/19	B1	1,003,058
17,054	Total Health Care Equipment & Supplies				17,187,448
	Health Care Providers & Services – 8.4% (5.8% of Total Investments)
3,990	Apria Healthcare Group, Inc., Term Loan, First Lien	6.750%	4/06/20	BB-	4,027,406
1,406	BioScrip, Inc., Delayed Draw, Term Loan, WI/DD	TBD	TBD	B	1,422,070
3,980	DaVita, Inc., New Term Loan B2	4.000%	11/01/19	Ba2	4,007,717
926	Genesis Healthcare LLC, Term Loan	10.002%	12/04/17	B+	946,516
2,993	Gentiva Health Services, Inc., Term Loan B	6.500%	8/17/16	B+	3,004,105
7,688	Golden Living, Term Loan	5.000%	5/04/18	B1	7,472,231
975	Health Management Associates, Inc., Replacement Term Loan B	3.500%	11/16/18	BB-	979,075
1,493	Heartland Dental Care, Inc., Term Loan, First Lien	6.250%	12/21/18	Ba3	1,506,803
1,500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/20/19	CCC+	1,535,625
953	Kindred Healthcare, Inc., Term Loan B1	4.250%	6/01/18	Ba3	953,870
1,386	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B	1,406,790
2,977	National Mentor Holdings, Inc., Term Loan B	6.500%	2/09/17	B+	2,997,640
1,959	Select Medical Corporation, Term Loan B	4.002%	6/01/18	Ba2	1,969,666
3,960	Sheridan Holdings, Inc., Term Loan, First Lien	4.500%	6/29/18	B+	3,990,791
1,500	Sheridan Holdings, Inc., Term Loan, Second Lien	9.000%	7/01/19	B-	1,513,125
1,283	Skilled Healthcare Group, Inc., Term Loan	6.788%	4/09/16	B1	1,292,486
1,187	Vanguard Health Holding Company II LLC, Term Loan B, WI/DD	TBD	TBD	Ba2	1,192,406
40,156	Total Health Care Providers & Services				40,218,322
	Hotels, Restaurants & Leisure – 4.1% (2.8% of Total Investments)
2,910	24 Hour Fitness Worldwide, Inc., Term Loan B	5.250%	4/22/16	Ba3	2,946,394
1,426	BLB Management Services, Inc., Term Loan	5.250%	11/10/18	BB-	1,444,641
2,616	Caesars Entertainment Operating Company, Inc., Term Loan B6	5.440%	1/28/18	B-	2,325,986
1,376	CCM Merger, Inc., Term Loan	5.000%	3/01/17	B+	1,390,991
2,951	Landry's Restaurants, Inc., Term Loan B	4.750%	4/24/18	BB-	2,991,830
1,990	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	1,996,211
3,000	Scientific Games Corporation, Term Loan B, WI/DD	TBD	TBD	Ba2	2,996,250
498	Shingle Springs Tribal Gaming Authority, Term Loan	10.500%	12/17/13	B	471,054
2,993	Station Casino LLC, Term Loan B	5.000%	3/02/20	B1	3,024,831
19,760	Total Hotels, Restaurants & Leisure				19,588,188
	Household Durables – 1.2% (0.8% of Total Investments)
995	AOT Bedding Super Holdings LLC, Term Loan B	5.000%	10/01/19	B+	1,004,861
972	Spectrum Brands, Inc., Term Loan	4.510%	12/17/19	Ba3	981,543
2,743	Sun Products Corporation, Term Loan	5.500%	3/23/20	B1	2,746,554
817	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB	815,784
5,527	Total Household Durables				5,548,742

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Industrial Conglomerates – 1.6% (1.1% of Total Investments)
$6,489	DuPont Performance Coatings, Dollar Term Loan B, DD1	4.750%	2/03/20	B+	$6,560,736
1,314	Rexnord LLC, New Term Loan B	3.750%	4/01/18	BB	1,321,616
7,803	Total Industrial Conglomerates				7,882,352
	Insurance – 1.8% (1.3% of Total Investments)
1,923	Sedgwick Holdings, Inc., Term Loan, First Lien	4.250%	6/12/18	B+	1,942,308
1,000	Sedgwick Holdings, Inc., Term Loan, Second Lien	8.000%	12/12/18	CCC+	1,018,750
3,483	USI Holdings Corporation, Term Loan B	5.250%	12/27/19	B1	3,516,890
2,406	Vantage Drilling Company, Term Loan B	6.250%	10/25/17	B-	2,426,301
8,812	Total Insurance				8,904,249
	Internet & Catalog Retail – 0.9% (0.6% of Total Investments)
4,478	EIG Investors Corp., Term Loan, First Lien	6.250%	11/09/19	B1	4,516,678
	Internet Software & Services – 2.6% (1.8% of Total Investments)
1,500	ION Trading Technologies S.A.R.L., Term Loan, Second Lien	8.250%	5/22/21	CCC+	1,506,094
2,313	Sabre Inc., Term Loan C	4.000%	2/19/18	B1	2,330,422
3,483	Sabre, Inc., Term Loan B	5.250%	2/19/19	B1	3,533,104
2,000	San Juan Cable LLC, Term Loan, Second Lien	10.000%	6/09/18	CCC+	2,015,000
2,903	SSI Investments II, Ltd., New Term Loan	5.000%	5/26/17	Ba3	2,928,149
12,199	Total Internet Software & Services				12,312,769
	IT Services – 2.8% (1.9% of Total Investments)
1,658	CompuCom Systems, Inc., Term Loan B	4.250%	5/09/20	B1	1,672,636
3,000	EIG Investors Corp., Term Loan, Second Lien	10.250%	5/09/20	CCC+	3,018,750
2,494	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	2,516,707
1,473	VFH Parent LLC, Term Loan B	5.775%	7/08/16	N/R	1,487,244
4,752	Zayo Group LLC, Term Loan B	4.500%	7/02/19	B1	4,798,779
13,377	Total IT Services				13,494,116
	Leisure Equipment & Products – 2.2% (1.5% of Total Investments)
5,280	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	5,299,800
2,193	Equinox Holdings, Inc., New Initial Term Loan B	4.501%	1/31/20	B1	2,210,959
2,000	Four Seasons Holdings, Inc., Term Loan, First Lien	4.250%	6/27/20	BB-	2,027,500
1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B-	1,025,000
10,473	Total Leisure Equipment & Products				10,563,259
	Machinery – 0.8% (0.6% of Total Investments)
4,000	Gardner Denver, Inc., Term Loan, WI/DD	TBD	TBD	B1	4,020,000
	Media – 10.2% (7.0% of Total Investments)
1,737	Cengage Learning Acquisitions, Inc., Tranche B, Extended Term Loan, (5)	0.000%	7/04/17	D	1,291,157
1,247	Clear Channel Communications, Inc., Tranche D, Term Loan, WI/DD	TBD	TBD	CCC+	1,152,613
1,409	Cumulus Media, Inc., Term Loan B, First Lien	4.500%	9/18/18	Ba2	1,424,515
2,905	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	9/16/19	B3	2,983,795
2,000	Emerald Expositions Holdings, Inc., Term Loan, First Lien	5.500%	6/17/20	BB-	2,020,000
1,998	EMI Music Publishing LLC, Term Loan B	4.250%	6/29/18	BB-	2,019,352
993	FoxCo Acquisition Sub LLC, Initial Term Loan	5.500%	7/14/17	B	1,004,909
1,995	Internet Brands, Inc., Term Loan B	6.250%	3/18/19	B+	2,003,728
2,993	McGraw-Hill Education Holdings LLC, Term Loan	9.000%	3/22/19	B2	3,013,073
2,000	Media General, Inc., Delayed Draw, Term Loan, WI/DD	TBD	TBD	BB-	2,001,876
1,985	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	Ba3	1,989,135
3,429	Radio One, Inc., Term Loan B, First Lien	7.500%	2/14/17	B+	3,523,361
2,000	Springer Science & Business Media, Inc., Term Loan, WI/DD	TBD	TBD	B	1,978,750
750	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	769,687
7,297	Tribune Company, Exit Term Loan B	4.000%	12/17/19	BB+	7,357,702
8,579	Univision Communications, Inc., Term Loan C1	4.500%	3/01/20	B+	8,637,161
2,143	UPC Broadband Holding BV, Term Loan AF	4.000%	1/31/21	BB-	2,159,599
1,500	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB-	1,500,626

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Media (continued)
$1,500	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	BB-	$1,506,562
3,127	Yell Group PLC, Term Loan, (5)	0.000%	7/31/14	N/R	672,351
51,587	Total Media				49,009,952
	Multiline Retail – 0.2% (0.2% of Total Investments)
1,112	99 Cents Only Stores, Term Loan B1	5.253%	1/11/19	B+	1,123,609
	Multi-Utilities – 0.2% (0.1% of Total Investments)
995	ADS Waste Holdings, Inc., Term Loan B	4.250%	8/05/19	B+	1,003,287
	Oil, Gas & Consumable Fuels – 4.3% (2.9% of Total Investments)
2,790	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	2,846,241
1,650	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba3	1,653,265
982	Frac Tech International LLC, Term Loan	8.500%	5/06/16	B+	981,089
3,000	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	3,048,750
5,000	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	5,068,750
2,500	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	2,517,500
1,745	Rice Drilling LLC., Term Loan, Second Lien	8.500%	10/25/18	N/R	1,728,169
1,667	Samson Investment Company, Initial Term Loan, Second Lien	6.000%	9/25/18	B1	1,688,542
998	Saxon Energy Services, Inc., Term Loan	5.500%	2/13/19	Ba3	1,003,111
20,332	Total Oil, Gas & Consumable Fuels				20,535,417
	Personal Products – 0.1% (0.1% of Total Investments)
429	Prestige Brands, Inc., Term Loan B1	3.778%	1/31/19	BB-	434,071
	Pharmaceuticals – 8.3% (5.7% of Total Investments)
1,975	Auxilium Pharmaceuticals, Inc., Term Loan	6.250%	4/26/17	Ba2	1,988,578
844	BioScrip, Inc., Term Loan B, WI/DD	TBD	TBD	B	853,242
2,102	ConvaTec Healthcare, Incremental Term Loan B	5.000%	12/22/16	Ba3	2,113,792
1,295	Generic Drug Holdings, Inc., Term Loan B	5.000%	10/29/19	B+	1,302,116
3,125	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	0.000%	5/03/13	N/R	93,750
84	Graceway Pharmaceuticals LLC, Term Loan, (5)	0.000%	5/03/12	N/R	93,129
2,275	Par Pharmaceutical Companies, Inc., Additional Term Loan B1	4.250%	9/30/19	B+	2,285,271
3,936	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	12/01/18	Ba3	3,973,727
4,860	Quintiles Transnational Corp., Term Loan B2	4.500%	6/08/18	BB-	4,914,246
1,989	Therakos, Inc., Term Loan, First Lien	7.500%	12/27/17	B	1,997,462
3,126	Valeant Pharmaceuticals International, Inc., Series D, Term Loan	3.500%	2/19/19	BBB-	3,161,962
10,000	Valeant Pharmaceuticals International, Inc., Term Loan E, WI/DD	TBD	TBD	Ba1	10,146,250
975	Warner Chilcott Company LLC, Additional Term Loan B1	4.250%	3/15/18	BBB-	977,410
2,239	Warner Chilcott Corporation, Term Loan B1	4.250%	3/15/18	BBB-	2,245,246
137	Warner Chilcott Corporation, Term Loan B2	4.250%	3/15/18	BBB-	137,397
1,765	Warner Chilcott Corporation, Term Loan B3	4.250%	3/15/18	BBB-	1,769,294
1,542	Warner Chilcott Corporation, Term Loan B4	3.186%	8/15/17	BBB-	1,544,076
308	Warner Chilcott Corporation, Term Loan B5	3.186%	8/20/17	BBB-	308,815
42,577	Total Pharmaceuticals				39,905,763
	Real Estate Investment Trust – 2.0% (1.4% of Total Investments)
2,000	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	2,065,000
5,030	iStar Financial, Inc., Term Loan, DD1	4.500%	10/15/17	BB-	5,058,631
2,494	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB+	2,499,984
9,524	Total Real Estate Investment Trust				9,623,615
	Real Estate Management & Development – 1.9% (1.3% of Total Investments)
4,949	Capital Automotive LP, Term Loan, Tranche B1, DD1	4.000%	4/10/19	Ba2	4,996,345
3,990	Realogy Corporation, Term Loan B	4.500%	3/05/20	BB-	4,037,381
8,939	Total Real Estate Management & Development				9,033,726
	Road & Rail – 0.6% (0.4% of Total Investments)
3,008	Swift Transportation Company, Inc., Term Loan B2	4.000%	12/21/17	BB	3,039,978

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Semiconductors & Equipment – 1.9% (1.3% of Total Investments)
$2,993	Freescale Semiconductor, Inc., Term Loan, Tranche B4	5.000%	2/28/20	B1	$3,027,413
1,990	NXP Semiconductor LLC, Incremental Term Loan C	4.750%	1/10/20	B+	2,033,117
2,928	NXP Semiconductor LLC, Term Loan	4.500%	3/03/17	B1	2,982,493
965	Spansion LLC, Term Loan B	5.250%	12/13/18	BB+	972,907
8,876	Total Semiconductors & Equipment				9,015,930
	Software – 9.0% (6.2% of Total Investments)
4,013	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB-	4,060,297
2,279	Blackboard, Inc., Term Loan B2	6.250%	10/04/18	B+	2,309,712
3,276	Datatel Parent Corp, Term Loan B, DD1	4.500%	7/19/18	B+	3,311,398
1,000	Deltek, Inc., Term Loan, Second Lien	10.000%	10/10/19	CCC+	1,010,000
5,738	Emdeon Business Services LLC, Term Loan B2, DD1	3.750%	11/02/18	BB-	5,780,684
1,985	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	1,996,191
1,095	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B+	1,097,941
10,020	Infor Enterprise Applications, Term Loan B	5.250%	4/05/18	Ba3	10,131,854
3,380	IPC Systems, Inc., Extended Term Loan, Tranche B1, First Lien	7.750%	7/31/17	B1	3,360,551
4,000	IPC Systems, Inc., Term Loan, Second Lien	5.436%	6/01/15	CCC	3,360,000
4,714	Misys PLC, Term Loan, First Lien	7.250%	12/12/18	Ba3	4,769,769
1,592	RedPrairie Corporation, Term Loan, First Lien	6.750%	12/21/18	B+	1,608,630
800	RedPrairie Corporation, Term Loan, Second Lien	11.250%	12/21/19	CCC+	819,000
43,892	Total Software				43,616,027
	Specialty Retail – 2.3% (1.6% of Total Investments)
1,500	Charlotte Russe, Inc., Initial Term Loan	6.750%	5/22/19	B2	1,472,812
2,729	Collective Brands, Inc., Term Loan B	7.250%	10/09/19	B	2,771,715
4,500	J.C. Penney Corporation, Inc., Term Loan, First Lien	6.000%	5/22/18	B2	4,542,190
2,047	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	2,056,160
10,776	Total Specialty Retail				10,842,877
	Textiles, Apparel & Luxury Goods – 0.5% (0.3% of Total Investments)
742	Philips-Van Heusen Corporation, Term Loan B	3.250%	2/13/20	BBB-	746,087
1,559	Wolverine World Wide, Inc., Tranche B, Term Loan	4.000%	10/09/19	BB	1,571,225
2,301	Total Textiles, Apparel & Luxury Goods				2,317,312
	Trading Companies & Distributors – 0.3% (0.2% of Total Investments)
1,263	Wesco Distribution, Inc., Term Loan B	4.500%	12/04/19	Ba3	1,274,162
	Wireless Telecommunication Services – 3.5% (2.4% of Total Investments)
4,545	Asurion LLC, Term Loan B1	4.500%	5/24/19	B+	4,552,418
2,827	Clear Channel Communications, Inc., Tranche B, Term Loan	3.836%	1/29/16	CCC+	2,656,869
3,500	Cricket Communications, Inc., Term Loan C	4.750%	3/08/20	Ba3	3,529,533
3,242	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	3,229,212
1,985	IPC Systems, Inc., Term Loan, Tranche C, First Lien	7.750%	7/31/17	B1	1,937,856
927	Presidio, Inc., New Term Loan	5.750%	3/31/17	Ba3	929,643
17,026	Total Wireless Telecommunication Services				16,835,531
$546,550	Total Variable Rate Senior Loan Interests (cost $538,712,334)				541,426,802
Shares	Description (1)				Value
	Common Stocks – 4.2% (2.9% of Total Investments)
	Building Products – 1.3% (0.9% of Total Investments)
124,402	Masonite Worldwide Holdings, (6)				$6,220,100
	Health Care Providers & Services – 0.0% (0.0% of Total Investments)
1,397	LifeCare Holdings Private Stock, (6), (7)				181,610
	Hotels, Restaurants & Leisure – 0.2% (0.2% of Total Investments)
42,041	BLB Worldwide Holdings Inc., (6), (7)				972,198

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund (continued)

Portfolio of Investments July 31, 2013

Shares	Description (1)				Value
	Media – 2.7% (1.8% of Total Investments)
182,499	Metro-Goldwyn-Mayer, (6), (7)				$9,900,571
44,843	Tribune Company, (6)				2,834,078
36,087	Tribune Company, (8)				—
	Total Media				12,734,649
	Total Common Stocks (cost $19,262,278)				20,108,557
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 0.3% (0.2% of Total Investments)
	Communications Equipment – 0.3% (0.2% of Total Investments)
$550	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$539,000
1,000	Nortel Networks Corp., (5)	2.125%	4/15/14	N/R	982,500
$1,550	Total Convertible Bonds (cost $1,307,500)				1,521,500
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 16.3% (11.2% of Total Investments)
	Commercial Services & Supplies – 0.5% (0.3% of Total Investments)
$500	Ceridian Corporation	11.250%	11/15/15	CCC	$508,750
1,224	Harland Clarke Holdings	9.500%	5/15/15	B-	1,228,590
500	Tervita Corporation, 144A	8.000%	11/15/18	B2	518,125
2,224	Total Commercial Services & Supplies				2,255,465
	Communications Equipment – 0.8% (0.5% of Total Investments)
3,000	Nortel Networks Limited, (5)	0.000%	7/15/11	N/R	3,165,000
450	Nortel Networks Limited, (5)	10.750%	7/15/16	N/R	519,188
3,450	Total Communications Equipment				3,684,188
	Diversified Consumer Services – 0.2% (0.1% of Total Investments)
900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	922,500
	Diversified Telecommunication Services – 1.6% (1.1% of Total Investments)
2,900	IntelSat Limited, 144A	7.750%	6/01/21	CCC+	3,052,250
750	IntelSat Limited	8.125%	6/01/23	CCC+	806,250
3,343	Level 3 Communications Inc.	11.875%	2/01/19	B-	3,852,808
6,993	Total Diversified Telecommunication Services				7,711,308
	Energy Equipment & Services – 0.1% (0.1% of Total Investments)
500	Offshore Group Investment Limited, 144A	7.125%	4/01/23	B-	501,250
	Health Care Equipment & Supplies – 1.0% (0.7% of Total Investments)
3,000	Kinetic Concepts	10.500%	11/01/18	B	3,300,000
1,455	Rotech Healthcare Inc.	10.750%	10/15/15	D	1,469,550
4,455	Total Health Care Equipment & Supplies				4,769,550
	Health Care Providers & Services – 2.0% (1.4% of Total Investments)
2,000	Aurora Diagnostics Holdings LLC	10.750%	1/15/18	Caa1	1,180,000
2,750	HCA Inc.	8.500%	4/15/19	BB+	2,976,875
575	HCA Inc.	7.250%	9/15/20	BB+	628,906
900	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	945,000
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,095,000
2,500	Vanguard Health Holding LLC/Inc.	7.750%	2/01/19	B-	2,684,375
9,725	Total Health Care Providers & Services				9,510,156

Nuveen Investments

Principal Amount (000)	Description (1)		Coupon	Maturity	Ratings (3)	Value
	Household Products – 1.5% (1.0% of Total Investments)
$3,950	Reynolds Group		9.875%	8/15/19	CCC+	$4,266,000
2,750	Spectrum Brands Inc.		9.500%	6/15/18	Ba3	3,031,875
6,700	Total Household Products					7,297,875
	IT Services – 0.4% (0.3% of Total Investments)
2,000	First Data Corporation, 144A		7.375%	6/15/19	BB-	2,100,000
	Machinery – 0.2% (0.2% of Total Investments)
1,000	HD Supply Inc.		8.125%	4/15/19	B+	1,120,000
	Media – 4.3% (2.9% of Total Investments)
3,491	Clear Channel Communications, Inc.		11.000%	8/01/16	CCC-	3,255,066
3,600	Clear Channel Communications, Inc.		5.500%	12/15/16	CCC-	2,880,000
6,412	Clear Channel Communications, Inc.		9.000%	12/15/19	CCC+	6,395,970
5,500	Clear Channel Communications, Inc.		9.000%	3/01/21	CCC+	5,417,500
1,200	Expo Event Transco Inc., 144A		9.000%	6/15/21	Caa2	1,195,500
1,000	McGraw-Hill Global Education Holdings, 144A		9.750%	4/01/21	BB	1,050,000
400	WMG Acquisition Group		11.500%	10/01/18	B	463,000
21,603	Total Media					20,657,036
	Pharmaceuticals – 1.1% (0.8% of Total Investments)
2,000	Valeant Pharmaceuticals International, 144A		7.000%	10/01/20	B1	2,120,000
1,000	Valeant Pharmaceuticals International, 144A		7.250%	7/15/22	B1	1,062,500
2,000	VPII Escrow Corporation, 144A		7.500%	7/15/21	B1	2,145,000
5,000	Total Pharmaceuticals					5,327,500
	Road & Rail – 0.3% (0.2% of Total Investments)
1,200	Avis Budget Car Rental		2.775%	5/15/14	B+	1,200,012
	Semiconductors & Equipment – 0.9% (0.6% of Total Investments)
2,050	Advanced Micro Devices, Inc.		7.750%	8/01/20	B	2,024,375
2,500	Advanced Micro Devices, Inc.		7.500%	8/15/22	B	2,425,000
4,550	Total Semiconductors & Equipment					4,449,375
	Software – 0.6% (0.4% of Total Investments)
850	Infor Us Inc.		11.500%	7/15/18	B-	979,625
1,875	Infor Us Inc.		9.375%	4/01/19	B-	2,095,311
2,725	Total Software					3,074,936
	Specialty Retail – 0.1% (0.1% of Total Investments)
500	99	Cents Only Stores	11.000%	12/15/19	CCC+	565,000
	Wireless Telecommunication Services – 0.7% (0.5% of Total Investments)
750	FairPoint Communications Inc., 144A		8.750%	8/15/19	B	757,500
2,750	MetroPCS Wireless Inc., 144A		6.250%	4/01/21	BB	2,805,000
3,500	Total Wireless Telecommunication Services					3,562,500
$77,025	Total Corporate Bonds (cost $75,429,312)					78,708,651

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Asset-Backed Securities – 5.0% (3.5% of Total Investments)
$800	BlueMountain Collateralized Loan Obligation, Series 2012 2A E14	5.374%	11/20/24	BB	$742,803
2,500	BlueMountain Collateralized Loan Obligations Limited 2012-1A, 144A	5.766%	7/20/23	BB	2,402,100
1,250	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2013-3A, 144A	4.870%	7/15/25	BB	1,131,618
500	Dryden Senior Loan 2013-26A E, 144A	4.768%	7/15/25	BB	442,467
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A	4.668%	1/15/23	BB	1,346,506
1,500	Fraser Sullivan Collateralized Loan Obligations Limited, Series 2011-6A, 144A	5.773%	11/22/22	BB	1,430,095
250	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	5.310%	4/15/24	BB	226,028
2,000	LCM Limited Partnership, Collateralized Loan Obligations, 144A	6.018%	4/15/22	BB	1,953,504
1,500	LCM Limited Partnership, Collateralized Loan Obligations	5.416%	4/19/22	BB	1,396,782
1,800	LCM Limited Partnership Series 2012A, 144A	6.016%	10/19/22	BB	1,739,162
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.616%	4/22/22	BB	1,427,438
1,000	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	4.616%	4/22/22	BBB	992,486
500	North End CLO Limited, Loan Pool, 144A, WI/DD (8)	1.000%	7/17/25	N/R	442,600
2,000	Oak Hill Credit Partners IV Limited, Collateralized Loan Obligation Series 2012-6A	5.775%	5/15/23	BB	1,911,588
2,240	Oak Hill Credit Partners, Series 2012-7A	5.274%	11/20/23	BB	2,065,484
1,000	Race Point Collateralized Loan Obligations, Series 2011-5A, 144A	6.773%	12/15/22	BB	999,853
2,000	Race Point Collateralized Loan Obligations, Series 2012-6A, 144A	5.774%	5/24/23	BB	1,926,172
2,000	Race Point Collateralized Loan Obligations, Series 2012-7A, 144A	5.275%	11/08/24	BB-	1,841,456
$25,840	Total Asset-Backed Securities (cost $22,546,536)				24,418,142
	Total Long-Term Investments (cost $657,257,960)				666,183,652
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 7.2% (4.9% of Total Investments)
$34,586	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/13, repurchase price $34,585,593, collateralized by $29,400,000 U.S. Treasury Bonds, 7.250%, due 5/15/16, value $35,280,000	0.010%	8/01/13		$34,585,583
	Total Short-Term Investments (cost $34,585,583)				34,585,583
	Total Investments (cost $691,843,543) – 145.3%				700,769,235
	Borrowings – (41.9)% (9), (10)				(201,900,000)
	Other Assets Less Liabilities – (3.4)% (11)				(16,664,971)
	Net Assets Applicable to Common Shares – 100%				$482,204,264

Investments in Derivatives as of July 31, 2013

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (11)
Goldman Sachs	$29,317,500	Receive	1-Month USD-LIBOR	1.300%	Monthly	4/20/14	$(236,519)
Morgan Stanley	29,317,500	Receive	1-Month USD-LIBOR	2.201	Monthly	4/20/16	(1,307,616)
	$58,635,000						$(1,544,135)

Nuveen Investments

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

  (2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

  (5)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (6)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (7)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2— Investment Valuation and Fair Value Measurments for more information.

  (8)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2— Investment Valuation and Fair Value Measurements for more information.

  (9)  Borrowings as a percentage of Total Investments is 28.8%.

  (10)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

  (11)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  DD1  Portion of investment purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund

Portfolio of Investments

  July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 119.8% (85.2% of Total Investments) (4)
	Aerospace & Defense – 1.0% (0.7% of Total Investments)
$810	Beechcraft Holdings LLC, Exit Term Loan B	5.750%	2/15/20	BB-	$816,101
1,244	Sequa Corporation, Term Loan B	5.250%	6/19/17	B1	1,260,852
2,054	Total Aerospace & Defense				2,076,953
	Airlines – 4.1% (2.9% of Total Investments)
1,000	American Airlines, Inc., Exit Term Loan, WI/DD	TBD	TBD	Baa2	995,000
3,184	Delta Air Lines, Inc., Term Loan B1	4.000%	10/18/18	Ba1	3,201,340
995	Delta Air Lines, Inc., Term Loan B2	3.250%	4/18/16	Ba1	1,001,716
1,960	Delta Air Lines, Inc., Term Loan B	4.250%	4/20/17	Ba1	1,979,110
1,000	US Airways, Inc., Term Loan B1	4.250%	5/23/19	B+	1,001,625
8,139	Total Airlines				8,178,791
	Auto Components – 0.6% (0.4% of Total Investments)
985	Allison Transmission, Inc., Term Loan B3	4.250%	8/23/19	BB-	995,142
170	Schaeffler AG, Term Loan C	4.250%	1/27/17	B+	171,221
1,155	Total Auto Components				1,166,363
	Capital Markets – 2.4% (1.7% of Total Investments)
850	American Capital, LTD., Senior Secured Term Loan	5.500%	8/15/16	B+	855,568
3,917	Walter Investment Management Corporation, Tranche B, Term Loan, DD1	5.750%	11/28/17	B+	3,959,980
4,767	Total Capital Markets				4,815,548
	Chemicals – 1.0% (0.7% of Total Investments)
1,187	Ineos US Finance LLC, Term Loan, First Lien	4.000%	5/04/18	BB-	1,186,317
750	MacDermid, Inc., Tranche B, Term Loan, Second Lien	7.750%	12/07/20	B-	761,250
1,937	Total Chemicals				1,947,567
	Commercial Services & Supplies – 5.0% (3.6% of Total Investments)
2,500	Aramark Corporation, Term Loan, Tranche D	4.000%	9/09/19	BB-	2,528,515
192	Brand Energy & Infrastructure Services, Inc., Canadian Tranche 1, Term Loan	6.250%	10/23/18	B	195,779
500	Brand Energy & Infrastructure Services, Inc., Term Loan, Second Lien	11.000%	10/23/19	CCC+	514,375
800	Brand Energy & Infrastructure Services, Inc., Term Loan	6.250%	10/23/18	B	815,745
840	Brickman Group Holdings, Inc., Tranche B2, Term Loan	3.273%	10/14/16	B+	846,901
1,059	Brickman Group Holdings, Inc., Tranche B3, Term Loan	4.000%	9/28/18	B+	1,065,066
998	Ceridian Corporation, Extended Term Loan	5.942%	5/09/17	B1	1,006,749
2,654	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,631,661
494	Houghton Mifflin, Term Loan	5.250%	5/22/18	B2	497,762
10,037	Total Commercial Services & Supplies				10,102,553
	Communications Equipment – 1.3% (0.9% of Total Investments)
1,493	Alcatel-Lucent, Term Loan C	7.250%	1/29/19	B+	1,527,481
1,163	Telesat Canada Inc., Term Loan B	3.500%	3/28/19	Ba2	1,171,339
2,656	Total Communications Equipment				2,698,820
	Computers & Peripherals – 0.4% (0.3% of Total Investments)
796	SunGard Data Systems, Inc., Term Loan D	4.500%	1/31/20	BB	807,277

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Consumer Finance – 1.3% (0.9% of Total Investments)
$727	Jackson Hewitt Tax Service, Inc., Term Loan	10.000%	10/16/17	N/R	$710,215
964	Royalty Pharma Finance Trust, Incremental Term Loan	4.000%	11/09/18	Baa2	968,310
960	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B	962,760
2,651	Total Consumer Finance				2,641,285
	Containers & Packaging – 0.6% (0.4% of Total Investments)
1,137	Reynolds Group Holdings, Inc., Term Loan	4.750%	9/28/18	B+	1,152,480
	Distributors – 1.5% (1.1% of Total Investments)
2,970	HD Supply, Inc., Term Loan B	4.500%	10/12/17	B+	3,003,104
	Diversified Consumer Services – 1.8% (1.3% of Total Investments)
2,060	Cengage Learning Acquisitions, Inc., Term Loan, (5)	0.000%	7/03/14	D	1,522,007
2,192	Laureate Education, Inc., Extended Term Loan	5.250%	6/15/18	B1	2,196,837
4,252	Total Diversified Consumer Services				3,718,844
	Diversified Financial Services – 2.6% (1.9% of Total Investments)
1,496	Ocwen Financial Corporation, Term Loan B	5.000%	2/05/18	B1	1,518,694
3,732	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	B1	3,779,663
5,228	Total Diversified Financial Services				5,298,357
	Electric Utilities – 0.2% (0.2% of Total Investments)
500	Equipower Resources Holdings LLC, Term Loan C, WI/DD	TBD	TBD	BB	503,750
	Electrical Equipment – 0.5% (0.3% of Total Investments)
1,000	Sensus Metering Systems, Inc., Term Loan, Second Lien	8.500%	5/09/18	CCC	977,500
	Electronic Equipment & Instruments – 0.7% (0.5% of Total Investments)
1,451	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	1,324,266
	Food & Staples Retailing – 2.5% (1.8% of Total Investments)
905	Albertson's LLC, Term Loan B1	4.250%	3/21/16	BB-	914,810
591	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB-	595,208
1,000	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B-	1,008,750
997	Supervalu, Inc., New Term Loan B	5.000%	3/21/19	B+	1,007,674
1,444	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B1	1,450,066
4,937	Total Food & Staples Retailing				4,976,508
	Food Products – 4.3% (3.1% of Total Investments)
1,493	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	1,511,779
427	Ferrara Candy Company, Term Loan B	7.504%	6/18/18	B	426,599
2,300	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB	2,324,757
998	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB-	999,370
3,440	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	3,451,180
8,658	Total Food Products				8,713,685
	Health Care Equipment & Supplies – 4.7% (3.3% of Total Investments)
1,299	Hologic, Inc., Term Loan B	4.500%	8/01/19	BBB-	1,307,289
3,546	Kinetic Concepts, Inc., Term Loan D1	4.500%	5/04/18	Ba2	3,591,617
3,500	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	3,526,978
1,000	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B-	991,667
9,345	Total Health Care Equipment & Supplies				9,417,551
	Health Care Providers & Services – 13.1% (9.3% of Total Investments)
2,993	Apria Healthcare Group, Inc., Term Loan, First Lien	6.750%	4/06/20	BB-	3,020,555
952	Ardent Medical Services, Inc., Term Loan, First Lien	6.750%	7/02/18	B+	957,198
938	BioScrip, Inc., Delayed Draw, Term Loan, WI/DD	TBD	TBD	B	948,047
184	Community Health Systems, Inc., Extended Term Loan	3.773%	1/25/17	BB	185,963

Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Providers & Services (continued)
$971	CRC Health Corporation, Term Loan B3	8.500%	11/16/15	B+	$990,699
2,985	DaVita, Inc., New Term Loan B2	4.000%	11/01/19	Ba2	3,005,788
861	Genesis Healthcare LLC, Term Loan	10.002%	12/04/17	B+	880,039
1,360	Gentiva Health Services, Inc., Term Loan B	6.500%	8/17/16	B+	1,364,922
3,138	Golden Living, Term Loan	5.000%	5/04/18	B1	3,049,688
1,164	Health Management Associates, Inc., Replacement Term Loan B	3.500%	11/16/18	BB-	1,169,015
995	Heartland Dental Care, Inc., Term Loan, First Lien	6.250%	12/21/18	Ba3	1,004,535
500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/20/19	CCC+	511,875
1,225	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	1,236,379
358	Kindred Healthcare, Inc., Term Loan B1	4.250%	6/01/18	Ba3	357,890
924	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B	937,860
992	National Mentor Holdings, Inc., Term Loan B	6.500%	2/09/17	B+	999,213
1,155	Select Medical Corporation, Term Loan B	4.002%	6/01/18	Ba2	1,160,986
2,475	Sheridan Holdings, Inc., Term Loan, First Lien	4.500%	6/29/18	B+	2,494,244
1,000	Sheridan Holdings, Inc., Term Loan, Second Lien	9.000%	7/01/19	B-	1,008,750
969	Skilled Healthcare Group, Inc., Term Loan	6.788%	4/09/16	B1	976,016
26,139	Total Health Care Providers & Services				26,259,662
	Hotels, Restaurants & Leisure – 5.6% (4.0% of Total Investments)
2,343	24 Hour Fitness Worldwide, Inc., Term Loan B	5.250%	4/22/16	Ba3	2,371,921
1,426	BLB Management Services, Inc., Term Loan	5.250%	11/10/18	BB-	1,444,641
2,393	CCM Merger, Inc., Term Loan	5.000%	3/01/17	B+	2,419,998
1,968	Landry's Restaraunts, Inc., Term Loan B	4.750%	4/24/18	BB-	1,994,553
995	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	998,105
1,995	Station Casino LLC, Term Loan B	5.000%	3/02/20	B1	2,016,554
11,120	Total Hotels, Restaurants & Leisure				11,245,772
	Household Durables – 1.4% (1.0% of Total Investments)
768	Spectrum Brands, Inc., Term Loan	4.510%	12/17/19	Ba3	774,960
1,995	Sun Products Corporation, Term Loan	5.500%	3/23/20	B1	1,997,494
2,763	Total Household Durables				2,772,454
	Industrial Conglomerates – 1.0% (0.7% of Total Investments)
1,995	DuPont Performance Coatings, Dollar Term Loan B	4.750%	2/03/20	B+	2,017,133
	Insurance – 2.6% (1.9% of Total Investments)
995	Alliant Holdings I LLC, Initial Term Loan B, First Lien	5.000%	12/20/19	B1	1,003,551
1,294	Cunningham Lindsey Group, Ltd., Term Loan, First Lien	5.000%	12/10/19	Ba3	1,302,337
1,990	USI Holdings Corporation, Term Loan B	5.250%	12/27/19	B1	2,009,651
963	Vantage Drilling Company, Term Loan B	6.250%	10/25/17	B-	970,521
5,242	Total Insurance				5,286,060
	Internet & Catalog Retail – 1.4% (1.0% of Total Investments)
2,736	EIG Investors Corp., Term Loan, First Lien	6.250%	11/09/19	B1	2,760,192
	Internet Software & Services – 5.1% (3.6% of Total Investments)
729	Ancestry.com, Inc., Term Loan B1	5.250%	12/28/18	B+	737,043
1,000	ION Trading Technologies S.A.R.L., Term Loan, Second Lien	8.250%	5/22/21	CCC+	1,004,063
925	Sabre Inc., Term Loan C	4.000%	2/19/18	B1	932,169
2,488	Sabre, Inc., Term Loan B	5.250%	2/19/19	B1	2,523,646
2,000	San Juan Cable LLC, Term Loan, Second Lien	10.000%	6/09/18	CCC+	2,015,000
2,960	SSI Investments II, Ltd., New Term Loan	5.000%	5/26/17	Ba3	2,986,260
10,102	Total Internet Software & Services				10,198,181
	IT Services – 5.0% (3.5% of Total Investments)
663	CompuCom Systems, Inc., Term Loan B	4.250%	5/09/20	B1	669,054
1,500	EIG Investors Corp., Term Loan, Second Lien	10.250%	5/09/20	CCC+	1,509,375
933	SRA International, Term Loan	6.500%	7/20/18	B1	937,809
998	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	1,006,683

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	IT Services (continued)
$2,325	VFH Parent LLC, Term Loan B	5.775%	7/08/16	N/R	$2,348,279
3,463	Zayo Group LLC, Term Loan B	4.500%	7/02/19	B1	3,499,109
9,882	Total IT Services				9,970,309
	Leisure Equipment & Products – 1.9% (1.3% of Total Investments)
2,263	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	2,271,343
1,496	Equinox Holdings, Inc., New Initial Term Loan B	4.501%	1/31/20	B1	1,507,472
3,759	Total Leisure Equipment & Products				3,778,815
	Machinery – 0.5% (0.3% of Total Investments)
1,000	Gardner Denver, Inc., Term Loan, WI/DD	TBD	TBD	B1	1,005,000
	Media – 5.7% (4.0% of Total Investments)
579	Cengage Learning Acquisitions, Inc., Tranche B, Extended Term Loan, (5)	0.000%	7/04/17	D	430,402
840	Charter Communications Operating Holdings LLC, Term Loan F	3.000%	12/31/20	Baa3	837,674
968	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	9/16/19	B3	994,598
1,000	Emerald Expositions Holdings, Inc., Term Loan, First Lien	5.500%	6/17/20	BB-	1,010,000
998	Internet Brands, Inc., Term Loan B	6.250%	3/18/19	B+	1,001,864
1,496	McGraw-Hill Education Holdings LLC, Term Loan	9.000%	3/22/19	B2	1,506,537
1,000	Media General, Inc., Delayed Draw, Term Loan, WI/DD	TBD	TBD	BB-	1,000,938
980	Radio One, Inc., Term Loan B, First Lien	7.500%	2/14/17	B+	1,006,675
1,000	Springer Science & Business Media, Inc., Term Loan, WI/DD	TBD	TBD	B	989,375
2,571	UPC Broadband Holding BV, Term Loan AF	4.000%	1/31/21	BB-	2,591,520
11,432	Total Media				11,369,583
	Multiline Retail – 0.3% (0.2% of Total Investments)
556	99 Cents Only Stores, Term Loan B1	5.253%	1/11/19	B+	561,802
	Oil, Gas & Consumable Fuels – 6.1% (4.4% of Total Investments)
1,228	Buffalo Gulf Coast Terminals, Term Loan B	5.250%	10/31/17	BB+	1,243,571
1,645	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	1,678,120
1,000	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba3	1,001,979
728	Frac Tech International LLC, Term Loan	8.500%	5/06/16	B+	727,442
1,800	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	1,829,250
3,000	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	3,041,250
998	Rice Drilling LLC., Term Loan, Second Lien	8.500%	10/25/18	N/R	987,525
833	Samson Investment Company, Initial Term Loan, Second Lien	6.000%	9/25/18	B1	844,271
998	Saxon Energy Services, Inc., Term Loan	5.500%	2/13/19	Ba3	1,003,111
12,230	Total Oil, Gas & Consumable Fuels				12,356,519
	Pharmaceuticals – 10.4% (7.4% of Total Investments)
1,975	Auxilium Pharmaceuticals, Inc., Term Loan	6.250%	4/26/17	Ba2	1,988,578
563	BioScrip, Inc., Term Loan B, WI/DD	TBD	TBD	B	568,828
1,881	ConvaTec Healthcare, Incremental Term Loan B	5.000%	12/22/16	Ba3	1,892,044
863	Generic Drug Holdings, Inc., Term Loan B	5.000%	10/29/19	B+	868,078
2,953	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	12/01/18	Ba3	2,980,295
1,939	Quintiles Transnational Corp., Term Loan B2	4.500%	6/08/18	BB-	1,960,735
995	Therakos, Inc., Term Loan, First Lien	7.500%	12/27/17	B	998,731
2,233	Valeant Pharmaceuticals International, Inc., Series D, Term Loan	3.500%	2/19/19	BBB-	2,258,544
5,000	Valeant Pharmaceuticals International, Inc., Term Loan E, WI/DD	TBD	TBD	Ba1	5,073,124
267	Warner Chilcott Company LLC, Additional Term Loan B1	4.250%	3/15/18	BBB-	267,707
613	Warner Chilcott Corporation, Term Loan B1	4.250%	3/15/18	BBB-	614,961
38	Warner Chilcott Corporation, Term Loan B2	4.250%	3/15/18	BBB-	37,632
483	Warner Chilcott Corporation, Term Loan B3	4.250%	3/15/18	BBB-	484,600
771	Warner Chilcott Corporation, Term Loan B4	3.186%	8/15/17	BBB-	772,038
154	Warner Chilcott Corporation, Term Loan B5	3.186%	8/20/17	BBB-	154,408
20,728	Total Pharmaceuticals				20,920,303
Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Real Estate Investment Trust – 1.7% (1.2% of Total Investments)
$1,500	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	$1,548,750
1	iStar Financial, Inc., Term Loan, Tranche A1	5.250%	3/19/16	BB-	1,265
1,741	iStar Financial, Inc., Term Loan	4.500%	10/15/17	BB-	1,750,635
119	Realogy Corporation, Synthetic Letter of Credit	4.463%	10/10/16	BB-	119,041
3,361	Total Real Estate Investment Trust				3,419,691
	Real Estate Management & Development – 1.8% (1.3% of Total Investments)
1,669	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	1,684,798
1,995	Realogy Corporation, Term Loan B	4.500%	3/05/20	BB-	2,018,691
3,664	Total Real Estate Management & Development				3,703,489
	Road & Rail – 0.5% (0.4% of Total Investments)
1,038	Swift Transportation Company, Inc., Term Loan B2	4.000%	12/21/17	BB	1,049,416
	Semiconductors & Equipment – 1.9% (1.4% of Total Investments)
1,995	Freescale Semiconductor, Inc., Term Loan, Tranche B4	5.000%	2/28/20	B1	2,018,276
832	Microsemi Corporation, Term Loan, First Lien	3.750%	2/19/20	BB	841,500
995	NXP Semiconductor LLC, Incremental Term Loan C	4.750%	1/10/20	B+	1,016,559
3,822	Total Semiconductors & Equipment				3,876,335
	Software – 10.0% (7.1% of Total Investments)
1,767	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB-	1,787,985
903	Blackboard, Inc., Term Loan B2	6.250%	10/04/18	B+	915,169
870	Datatel Parent Corp, Term Loan B	4.500%	7/19/18	B+	879,739
986	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB-	992,926
980	Epicor Software Corporation,Term Loan, B1	4.500%	5/16/18	Ba3	987,671
993	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	998,095
876	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B+	878,353
3,153	Infor Enterprise Applications, Term Loan B	5.250%	4/05/18	Ba3	3,187,549
908	IPC Systems, Inc., Extended Term Loan, Tranche B1, First Lien	7.750%	7/31/17	B1	903,255
3,800	IPC Systems, Inc., Term Loan, Second Lien	5.436%	6/01/15	CCC	3,192,000
2,728	Misys PLC, Term Loan, First Lien	7.250%	12/12/18	Ba3	2,761,445
796	RedPrairie Corporation, Term Loan, First Lien	6.750%	12/21/18	B+	804,315
730	Vertafore, Inc., Term Loan, First Lien	4.250%	10/03/19	B+	734,718
1,000	Vertafore, Inc., Term Loan, Second Lien	9.750%	10/29/17	CCC+	1,020,500
20,490	Total Software				20,043,720
	Specialty Retail – 2.4% (1.7% of Total Investments)
1,000	Charlotte Russe, Inc., Initial Term Loan	6.750%	5/22/19	B2	981,875
1,819	Collective Brands, Inc., Term Loan B	7.250%	10/09/19	B	1,847,811
1,000	J.C. Penney Corporation, Inc., Term Loan, First Lien	6.000%	5/22/18	B2	1,009,375
1,052	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,056,473
4,871	Total Specialty Retail				4,895,534
	Textiles, Apparel & Luxury Goods – 0.3% (0.2% of Total Investments)
584	Wolverine World Wide, Inc., Tranche B, Term Loan	4.000%	10/09/19	BB	589,210
	Trading Companies & Distributors – 0.4% (0.3% of Total Investments)
842	Wesco Distribution, Inc., Term Loan B	4.500%	12/04/19	Ba3	849,441
	Wireless Telecommunication Services – 4.2% (3.0% of Total Investments)
2,295	Clear Channel Communications, Inc., Tranche B, Term Loan	3.836%	1/29/16	CCC+	2,156,273
2,000	Cricket Communications, Inc., Term Loan C	4.750%	3/08/20	Ba3	2,016,876
2,493	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	2,484,009
1,738	Presidio, Inc., New Term Loan	5.750%	3/31/17	Ba3	1,743,080
8,526	Total Wireless Telecommunication Services				8,400,238
$240,552	Total Variable Rate Senior Loan Interests (cost $237,027,662)				240,850,061

Nuveen Investments

Shares	Description (1)				Value
	Common Stocks – 0.3% (0.2% of Total Investments)
	Health Care Providers & Services – 0.3% (0.2% of Total Investments)
4,514	LifeCare Holdings Private Stock, (6), (7)				$586,860
	Total Common Stocks (cost $564,306)				586,860
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 20.6% (14.6% of Total Investments)
	Commercial Services & Supplies – 0.7% (0.5% of Total Investments)
$500	Ceridian Corporation	11.250%	11/15/15	CCC	$508,750
816	Harland Clarke Holdings	9.500%	5/15/15	B-	819,060
1,316	Total Commercial Services & Supplies				1,327,810
	Distributors – 0.6% (0.4% of Total Investments)
1,000	HD Supply Inc.	11.500%	7/15/20	CCC+	1,186,250
	Diversified Consumer Services – 0.8% (0.6% of Total Investments)
1,650	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	1,691,250
	Diversified Telecommunication Services – 0.8% (0.6% of Total Investments)
750	IntelSat Limited, 144A	7.750%	6/01/21	CCC+	789,375
300	IntelSat Limited	8.125%	6/01/23	CCC+	322,500
500	Level 3 Communications Inc.	11.875%	2/01/19	B-	576,250
1,550	Total Diversified Telecommunication Services				1,688,125
	Health Care Equipment & Supplies – 1.8% (1.3% of Total Investments)
2,700	Kinetic Concepts	10.500%	11/01/18	B	2,970,000
625	Rotech Healthcare Inc.	10.750%	10/15/15	D	631,250
3,325	Total Health Care Equipment & Supplies				3,601,250
	Health Care Providers & Services – 2.9% (2.0% of Total Investments)
2,000	HCA Inc.	8.500%	4/15/19	BB+	2,165,000
1,350	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,417,500
1,000	Truven Health Analtyics Inc.	10.625%	6/01/20	CCC+	1,095,000
1,000	Vanguard Health Holding LLC/Inc.	8.000%	2/01/18	B-	1,061,250
5,350	Total Health Care Providers & Services				5,738,750
	Hotels, Restaurants & Leisure – 0.5% (0.4% of Total Investments)
1,000	Harrah's Operating Company, Inc.	11.250%	6/01/17	B-	1,039,375
	Household Products – 1.7% (1.2% of Total Investments)
700	Reynolds Group	9.875%	8/15/19	CCC+	756,000
2,500	Sprectum Brands Inc.	9.500%	6/15/18	Ba3	2,756,250
3,200	Total Household Products				3,512,250
	Media – 4.0% (2.8% of Total Investments)
500	AMC Networks Inc.	7.750%	7/15/21	BB-	560,000
1,862	Clear Channel Communications, Inc.	11.000%	8/01/16	CCC-	1,736,035
3,585	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	3,576,038
1,000	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	985,000
600	Expo Event Transco Inc., 144A	9.000%	6/15/21	Caa2	597,750
500	McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	525,000
8,047	Total Media				7,979,823
	Oil, Gas & Consumable Fuels – 1.1% (0.8% of Total Investments)
2,000	Chaparral Energy Inc.	9.875%	10/01/20	B-	2,230,000

Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)		Coupon	Maturity	Ratings (3)	Value
	Pharmaceuticals – 2.4% (1.7% of Total Investments)
$1,000	Jaguar Holding Company I, 144A		9.375%	10/15/17	CCC+	$1,072,500
2,000	Valeant Pharmaceuticals International, 144A		7.000%	10/01/20	B1	2,120,000
500	Valeant Pharmaceuticals International, 144A		7.250%	7/15/22	B1	531,250
1,000	VPII Escrow Corporation, 144A		7.500%	7/15/21	B1	1,072,500
4,500	Total Pharmaceuticals					4,796,250
	Semiconductors & Equipment – 0.2% (0.2% of Total Investments)
250	Advanced Micro Devices, Inc.		7.750%	8/01/20	B	246,875
166	Advanced Micro Devices, Inc.		7.500%	8/15/22	B	161,020
416	Total Semiconductors & Equipment					407,895
	Software – 1.9% (1.3% of Total Investments)
2,550	Infor Us Inc.		11.500%	7/15/18	B-	2,938,875
750	Infor Us Inc.		9.375%	4/01/19	B-	838,125
3,300	Total Software					3,777,000
	Specialty Retail – 0.3% (0.2% of Total Investments)
500	99	Cents Only Stores	11.000%	12/15/19	CCC+	565,000
	Wireless Telecommunication Services – 0.9% (0.6% of Total Investments)
500	FairPoint Communications Inc., 144A		8.750%	8/15/19	B	505,000
1,250	MetroPCS Wireless Inc., 144A		6.250%	4/01/21	BB	1,275,000
1,750	Total Wireless Telecommunication Services					1,780,000
$38,904	Total Corporate Bonds (cost $38,640,352)					41,321,028
	Total Investments (cost $276,232,320) – 140.7%					282,757,949
	Borrowings – (42.3)% (8), (9)					(85,000,000)
	Other Assets Less Liabilities – 1.6% (10)					3,273,431
	Net Assets Applicable to Common Shares – 100%					$201,031,380

Investments in Derivatives as of July 31, 2013

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (10)
Barclays PLC	$17,500,000	Receive	1-Month USD-LIBOR	1.143%	Monthly	9/15/16	$(239,036)
Morgan Stanley	17,500,000	Receive	1-Month USD-LIBOR	0.588	Monthly	9/15/14	(67,997)
Morgan Stanley	17,500,000	Receive	1-Month USD-LIBOR	1.659	Monthly	9/15/18	(137,873)
	$52,500,000						$(444,906)

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (11)	Current Credit Spread (12)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation) (10)
Deutsche Bank	The Kroger Co.	Buy	0.72%	$2,000,000	1.000%	9/20/18	$(29,614)	$(24,643)
Morgan Stanley	Kohl's Corporation	Buy	1.35%	3,000,000	1.000	9/20/18	46,766	(47,142)
				$5,000,000				$(71,785)

Nuveen Investments

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

  (2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

  (5)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (6)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (7)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2—Investment Valuation and Fair Value Measurments for more information.

  (8)  Borrowings as a percentage of Total Investments is 30.1%.

  (9)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

  (10)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (11)  The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

  (12)  The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

  DD1  Portion of investment purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

July 31, 2013

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Assets
Investments, at value (cost $415,388,200, $989,045,955, $691,843,543 and $276,232,320, respectively)	$419,722,058	$999,906,490	$700,769,235	$282,757,949
Restricted cash(1)	1,224,351	2,556,916	1,805,000	504,000
Credit default swaps premiums paid	—	—	—	88,937
Receivable for:
Interest	2,398,932	5,583,687	4,240,537	2,000,608
Investments sold	17,708,799	39,593,998	24,008,578	16,471,494
Shares sold through shelf offering	—	310,306	494,295	—
Other assets	332,912	632,417	396,931	169,271
Total assets	441,387,052	1,048,583,814	731,714,576	301,992,259
Liabilities
Cash overdraft	—	—	—	439,218
Borrowings	123,000,000	295,200,000	201,900,000	85,000,000
Unrealized depreciation on:
Credit default swaps	—	—	—	71,785
Interest rate swaps	973,725	2,603,712	1,544,135	444,906
Payable for:
Investments purchased	27,116,809	54,349,304	42,322,033	13,238,542
Common share dividends	1,550,052	3,799,102	2,749,230	1,216,328
Accrued expenses:
Interest on borrowings	23,634	56,752	38,794	49,212
Management fees	284,167	671,467	467,041	197,834
Trustees fees	55,207	87,790	53,938	5,077
Shelf offering costs	170,821	149,948	169,213	160,000
Other	187,269	353,696	265,928	137,977
Total liabilities	153,361,684	357,271,771	249,510,312	100,960,879
Net assets applicable to common shares	$288,025,368	$691,312,043	$482,204,264	$201,031,380
Common shares outstanding	38,623,451	55,142,407	38,430,441	10,095,286
Net asset value (NAV) per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$7.46	$12.54	$12.55	$19.91
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$386,235	$551,424	$384,304	$100,953
Paid-in surplus	325,080,096	766,676,675	526,713,005	192,378,463
Undistributed (Over-distribution of) net investment income	(954,461)	(1,507,280)	(1,047,840)	(187,026)
Accumulated net realized gain (loss)	(39,846,635)	(82,665,599)	(51,226,762)	2,730,052
Net unrealized appreciation (depreciation)	3,360,133	8,256,823	7,381,557	6,008,938
Net assets applicable to common shares	$288,025,368	$691,312,043	$482,204,264	$201,031,380
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

(1)  Restricted cash collateral for swaps.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended July 31, 2013

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Investment Income
Interest and dividends	$21,824,969	$53,968,230	$37,164,894	$18,187,981
Fees	1,741,545	3,571,526	2,651,783	1,548,029
Total investment income	23,566,514	57,539,756	39,816,677	19,736,010
Expenses
Management fees	2,963,914	7,180,810	4,772,959	2,322,889
Shareholder servicing agent fees and expenses	2,747	938	435	166
Interest expense on borrowings	1,222,196	3,040,022	1,955,474	997,886
Custodian fees and expenses	156,953	304,854	213,695	138,277
Trustees fees and expenses	11,025	26,834	17,723	8,586
Professional fees	67,898	84,792	75,211	39,366
Shareholder reporting expenses	53,857	118,715	92,808	32,619
Stock exchange listing fees	17,221	21,645	10,248	8,576
Investor relations expenses	22,344	46,452	31,518	11,520
Other expenses	16,119	34,786	26,630	20,654
Total expenses	4,534,274	10,859,848	7,196,701	3,580,539
Net investment income (loss)	19,032,240	46,679,908	32,619,976	16,155,471
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,360,386)	9,001,577	6,496,242	4,230,472
Swaps	(571,402)	(1,527,913)	(906,131)	(1,181,152)
Change in net unrealized appreciation (depreciation) of:
Investments	13,813,567	25,426,205	16,500,807	1,752,372
Swaps	559,590	1,496,326	887,399	160,619
Net realized and unrealized gain (loss)	12,441,369	34,396,195	22,978,317	4,962,311
Net increase (decrease) in net assets applicable to common shares from operations	$31,473,609	$81,076,103	$55,598,293	$21,117,782

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Senior Income (NSL)		Floating Rate Income (JFR)
	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$19,032,240	$18,487,319	$46,679,908	$48,964,335
Net realized gain (loss) from:
Investments	(1,360,386)	304,709	9,001,577	(1,234,209)
Swaps	(571,402)	(569,750)	(1,527,913)	(1,523,493)
Change in net unrealized appreciation (depreciation) of:
Investments	13,813,567	(1,863,555)	25,426,205	(7,489,327)
Swaps	559,590	(584,340)	1,496,326	(1,567,786)
Net increase (decrease) in net assets applicable to common shares from operations	31,473,609	15,774,383	81,076,103	37,149,520
Distributions to Common Shareholders
From net investment income	(19,858,581)	(17,332,787)	(49,952,877)	(46,152,786)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(19,858,581)	(17,332,787)	(49,952,877)	(46,152,786)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	44,273,857	5,291,150	87,398,181	648,718
Net proceeds from shares issued to shareholders due to reinvestment of distributions	270,527	147,415	672,744	53,039
Net increase (decrease) in net assets applicable to common shares from capital share transactions	44,544,384	5,438,565	88,070,925	701,757
Net increase (decrease) in net assets applicable to common shares	56,159,412	3,880,161	119,194,151	(8,301,509)
Net assets applicable to common shares at the beginning of period	231,865,956	227,985,795	572,117,892	580,419,401
Net assets applicable to common shares at the end of period	$288,025,368	$231,865,956	$691,312,043	$572,117,892
Undistributed (Over-distribution of) net investment income at the end of period	$(954,461)	$448,863	$(1,507,280)	$3,281,455

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (continued)

	Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$32,619,976	$34,745,909	$16,155,471	$15,645,842
Net realized gain (loss) from:
Investments	6,496,242	(2,142,143)	4,230,472	(450,347)
Swaps	(906,131)	(903,510)	(1,181,152)	(312,485)
Change in net unrealized appreciation (depreciation) of:
Investments	16,500,807	(3,638,774)	1,752,372	3,994,309
Swaps	887,399	(926,647)	160,619	(677,310)
Net increase (decrease) in net assets applicable to common shares from operations	55,598,293	27,134,835	21,117,782	18,200,009
Distributions to Common Shareholders
From net investment income	(35,370,449)	(30,865,165)	(16,162,038)	(14,029,738)
From accumulated net realized gains	—	—	(749,442)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(35,370,449)	(30,865,165)	(16,911,480)	(14,029,738)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	91,655,153	8,615,279	731,375	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	382,664	171,001	928,903	126,221
Net increase (decrease) in net assets applicable to common shares from capital share transactions	92,037,817	8,786,280	1,660,278	126,221
Net increase (decrease) in net assets applicable to common shares	112,265,661	5,055,950	5,866,580	4,296,492
Net assets applicable to common shares at the beginning of period	369,938,603	364,882,653	195,164,800	190,868,308
Net assets applicable to common shares at the end of period	$482,204,264	$369,938,603	$201,031,380	$195,164,800
Undistributed (Over-distribution of) net investment income at the end of period	$(1,047,840)	$2,596,681	$(187,026)	$376,038

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Year Ended July 31, 2013

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$31,473,609	$81,076,103	$55,598,293	$21,117,782
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(303,919,626)	(667,251,624)	(490,360,400)	(221,292,778)
Proceeds from sales and maturities of investments	247,213,588	552,619,848	380,295,514	216,542,407
Payment-in-kind distributions	(98,263)	(197,548)	(87,828)	(32,838)
Proceeds from (Purchases of) short-term investments, net	(10,339,188)	(16,748,403)	(25,359,345)	10,604,701
Proceeds from (Payments for) swap contracts, net	(571,402)	(1,527,913)	(906,131)	(1,181,152)
Amortization (Accretion) of premiums and discounts, net	(3,042,973)	(8,767,469)	(6,280,224)	(1,236,911)
(Increase) Decrease in:
Restrictive cash	(1,224,351)	(2,556,916)	(1,805,000)	(504,000)
Credit default swaps premiums paid	—	—	—	1,216,560
Receivable for interest	(542,725)	(1,301,139)	(1,003,566)	(452,599)
Receivable for investments sold	(14,565,249)	(33,402,885)	(18,696,196)	(10,866,244)
Receivable for matured senior loans	503,970	1,475,072	983,381	—
Other assets	(188,010)	(379,425)	(238,372)	(158,054)
Increase (Decrease) in:
Payable for investments purchased	20,664,621	47,395,628	32,246,439	4,282,372
Payable for unfunded senior loans	(2,075,000)	(3,400,000)	(1,825,000)	—
Accrued interest on borrowings	(16,343)	(30,704)	(25,129)	31,094
Accrued management fees	53,919	108,733	132,241	3,174
Accrued trustees fees	(5,164)	5,713	4,150	2,672
Accrued other expenses	(42,347)	(41,358)	(21,865)	(29,693)
Net realized (gain) loss from:
Investments	1,360,386	(9,001,577)	(6,496,242)	(4,230,472)
Swaps	571,402	1,527,913	906,131	1,181,152
Change in net unrealized (appreciation) depreciation of:
Investments	(13,813,567)	(25,426,205)	(16,500,807)	(1,752,372)
Swaps	(559,590)	(1,496,326)	(887,399)	(160,619)
Taxes paid on undistributed capital gains	—	(5,818)	(4,577)	(7,358)
Proceeds from litigation settlement	10,785	20,019	2,593	—
Net cash provided by (used in) operating activities	(49,151,518)	(87,306,281)	(100,329,339)	13,076,824
Cash Flows from Financing Activities:
Increase in borrowings	23,000,000	46,000,000	42,000,000	—
Increase (Decrease) in:
Cash overdraft	—	—	—	439,218
Accrued shelf offering costs	158,821	131,657	154,138	160,000
Cash distributions paid to common shareholders	(19,502,511)	(48,968,656)	(34,626,691)	(15,921,823)
Proceeds from shelf offering, net of offering costs	44,273,857	87,296,365	91,351,392	731,375
Net cash provided by (used in) financing activities	47,930,167	84,459,366	98,879,339	(14,591,230)
Net Increase (Decrease) in Cash	(1,221,351)	(2,846,915)	(1,450,000)	(1,514,406)
Cash at the beginning of period	1,221,351	2,846,915	1,450,000	1,514,406
Cash at the End of Period	$—	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS (continued)

Supplemental Disclosures of Cash Flow Information
	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Cash paid for interest on borrowings (excluding borrowing costs)	$1,054,859	$2,618,099	$1,688,889	$881,953
Non-cash financing activities not included herein consists of reinvestments of common share distributions	270,527	672,744	382,664	928,903

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to Preferred Share- holders(b)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Total	Offering Costs		Discount from Common Shares Repurchased and Retired		Premium from Common Shares Sold through Shelf Offering		Ending Common Share Net Asset Value	Ending Market Value
Senior Income (NSL)
Year Ended 7/31:
2013	$7.07	$.54	$.35	$—		$—	$0.89	$(.56)	$—	$(.56)	$(0.01)		$—		$.07		$7.46	$7.45
2012	7.12	.57	(.10)	—		—	0.47	(.54)	—	(.54)	—		—		.02		7.07	7.29
2011	6.81	.64	.09	—		—	0.73	(.49)	—	(.49)	—		—		.07		7.12	6.99
2010	5.70	.37	1.20	—	*	—	1.57	(.46)	—	(.46)	—		—		—		6.81	6.95
2009	7.18	.45	(1.46)	(.02)		—	(1.03)	(.45)	—	(.45)	—		—		—		5.70	5.15
Floating Rate Income (JFR)
Year Ended 7/31:
2013	11.87	.90	.68	—		—	1.58	(.97)	—	(.97)	—	*	—		.06		12.54	12.72
2012	12.06	1.02	(.25)	—		—	.77	(.96)	—	(.96)	—		—		—	*	11.87	11.78
2011	11.47	1.07	.19	—		—	1.26	(.69)	—	(.69)	—		—		.02		12.06	11.41
2010	9.76	.82	1.47	—	*	—	2.29	(.58)	—	(.58)	—		—	*	—		11.47	11.20
2009	11.83	.71	(2.07)	(.07)		—	(1.43)	(.64)	—	(.64)	—		—	*	—		9.76	8.37

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  • Ratios do not reflect the effect of dividend payments to Preferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Preferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings, where applicable, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Senior Income (NSL)		Floating Rate Income (JFR)
Year Ended 7/31:		Year Ended 7/31:
2013	.47%	2013	.48%
2012	.47	2012	.51
2011	.49	2011	.52
2010	.86	2010	.78
2009	1.83	2009	1.64

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)			Preferred Shares at the End of Period			Borrowings at the End of Period
	Based on Common Share Net Asset Value(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses	Net Investment Income (Loss)(f)	Expenses	Net Investment Income (Loss)(f)	Portfolio Turnover Rate(h)	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Senior Income (NSL)
Year Ended 7/31:
2013	13.89%	10.23%	$288,025	1.74%	7.32%	N/A	N/A	76%	$—	$—	$—	$123,000	$3,342
2012	7.34	12.78	231,866	1.82	8.34	N/A	N/A	64	—	—	—	100,000	3,319
2011	12.01	7.72	227,986	1.78	8.99	N/A	N/A	100	—	—	—	73,950	4,083
2010	28.15	44.83	203,261	2.18	5.61	2.17%	5.62%	68	—	—	—	73,950	3,749
2009	(12.25)	(6.83)	169,917	3.50	9.39	3.39	9.50	48	26,000	25,000	188,381	32,900	6,955
Floating Rate Income (JFR)
Year Ended 7/31:
2013	14.26	16.76	691,312	1.71	7.34	N/A	N/A	69	—	—	—	295,200	3,342
2012	6.91	12.43	572,118	1.79	8.72	1.72	8.80	57	—	—	—	249,200	3,296
2011	11.31	7.96	580,419	1.72	8.74	1.54	8.92	99	—	—	—	197,740	3,935
2010	23.85	41.48	542,456	2.03	7.14	1.74	7.42	51	—	—	—	197,740	3,743
2009	(10.37)	(9.82)	463,026	3.25	8.27	2.79	8.74	38	105,000	25,000	135,244	38,500	15,754

(e)  After expense reimbursement from the Adviser, where applicable. As of October 31, 2009, the Adviser is no longer reimbursing Senior Income (NSL) for any fees or expenses. As of March 31, 2012, the Adviser is no longer reimbursing Floating Rate Income (JFR) for any fees or expenses.

(f)  Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans as described in Note 3—Portfolio Securities and Investments in Derivatives, Matured Senior Loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)		Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)
Senior Income (NSL)		Floating Rate Income (JFR)
Year Ended 7/31:		Year Ended 7/31:
2013	—%	2013	—%
2012	(.01)	2012	.01
2011	.02	2011	.02
2010	.09	2010	.08
2009	—	2009	—

(g)  The Fund had no matured senior loans for the fiscal year ended July 31, 2013 and prior to the fiscal year ended July 31, 2010.

(h)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

*  Rounds to less than $.01 per share.

N/A  The Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to Preferred Share- holders(b)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Total	Offering Costs	Discount from Common Shares Repurchased and Retired		Premium from Common Shares Sold through Shelf Offering		Ending Common Share Net Asset Value	Ending Market Value
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2013	$11.84	$.95	$.68	$—		$—	$1.63	$(1.04)	$—	$(1.04)	$(0.01)	$—		$.13		$12.55	$12.73
2012	11.96	1.13	(.26)	—		—	.87	(1.01)	—	(1.01)	—	—		.02		11.84	12.09
2011	11.34	1.12	.22	—		—	1.34	(.79)	—	(.79)	—	—		.07		11.96	11.46
2010	9.54	1.01	1.50	—	*	—	2.51	(.71)	—	(.71)	—	—	*	—		11.34	11.64
2009	11.75	.73	(2.15)	(.07)		—	(1.49)	(.72)	—	(.72)	—	—	*	—		9.54	8.35
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2013	19.49	1.61	.49	—		—	2.10	(1.61)	(.07)	(1.68)	—	—		—	*	19.91	19.89
2012	19.08	1.56	.25	—		—	1.81	(1.40)	—	(1.40)	—	—		—		19.49	19.54
2011 (g)	19.10	.05	.08	—		—	.13	(.11)	—	(.11)	(.04)	—		—		19.08	18.37

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  • Ratios do not reflect the effect of dividend payments to Preferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Preferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of all interest expense and other costs related to borrowings, where applicable, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
Year Ended 7/31:		Year Ended 7/31:
2013	.46%	2013	.50%
2012	.47	2012	.47
2011	.49	2011(g)	—
2010	.86
2009	1.65

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)			Preferred Shares at the End of Period			Borrowings at the End of Period
		Based on Common Share Net Asset Value(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)(f)		Expenses	Net Investment Income (Loss)(f)	Portfolio Turnover Rate(i)	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2013		15.27%	14.42%	$482,204	1.71%		7.73%		N/A	N/A	72%	$—	$—	$—	$201,900	$3,388
2012		8.03	15.20	369,939	1.74		9.75		1.65%	9.85%	85	—	—	—	159,900	3,314
2011		12.77	5.20	364,883	1.75		9.19		1.56	9.38	101	—	—	—	117,270	4,111
2010		26.66	49.00	322,136	2.14		8.95		1.84	9.25	58	—	—	—	117,270	3,747
2009		(10.57)	(7.35)	271,125	3.35		8.74		2.86	9.23	41	60,000	25,000	137,969	37,350	9,865
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2013		11.17	10.77	201,031	1.80		8.12		N/A	N/A	82	—	—	—	85,000	3,365
2012		9.96	14.77	195,165	1.75		8.25		N/A	N/A	62	—	—	—	85,000	3,296
2011	(g)	.49	(7.58)	190,868	1.16	**	1.52	**	N/A	N/A	5	—	—	—	—	—

(e)  After expense reimbursement from the Adviser, where applicable. As of July 31, 2012, the Adviser is no longer reimbursing Floating Rate Income Opportunity (JRO) for any fees or expenses.

(f)  Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans as described in Note 3—Portfolio Securities and Investments in Derivatives, Matured Senior Loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(h)		Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(h)
Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
Year Ended 7/31:		Year Ended 7/31:
2013	—%	2013	—%
2012	.01	2012	—
2011	.02	2011(g)	—
2010	.09
2009	—

(g)  For the period May 25, 2011 (commencement of operations) through July 31, 2011.

(h)  The Funds had no matured senior loans for the fiscal year ended July 31, 2013. Floating Rate Income Opportunity (JRO) had no matured senior loans prior to the fiscal year ended July 31, 2010. Short Duration Credit Opportunities (JSD) has not had any matured senior loans since its commencement of operations on May 25, 2011.

(i)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

N/A  The Fund never had, or no longer has, a contractual reimbursement agreement with the Adviser.

*  Rounds to less than $.01 per share.

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

• Nuveen Senior Income Fund (NSL) ("Senior Income (NSL)")

• Nuveen Floating Rate Income Fund (JFR) ("Floating Rate Income (JFR)")

• Nuveen Floating Rate Income Opportunity Fund (JRO) ("Floating Rate Income Opportunity (JRO)")

• Nuveen Short Duration Credit Opportunities Fund (JSD) ("Short Duration Credit Opportunities (JSD)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO) and Short Duration Credit Opportunities (JSD) were organized as Massachusetts business trusts on August 13, 1999, January 15, 2004, April 27, 2004 and January 3, 2011, respectively.

On December 31, 2012, the Funds' investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, LLC (the "Adviser"). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC ("Symphony"), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds' investments in interest rate and credit default swap contracts.

Senior Income's (NSL) investment objective is to achieve a high level of current income, consistent with capital preservation. The Fund invests 80% of its managed assets in adjustable rate senior secured loans. The Fund may invest up to 20% of its managed assets in U.S. dollar denominated senior loans of non-U.S. borrowers, senior loans that are not secured, other debt securities and equity securities and warrants acquired in connection with the Fund's investment in senior loans.

Floating Rate Income's (JFR) investment objective is to achieve a high level of current income. The Fund invests at least 65% of its managed assets (as defined in Note 7—Management Fees and Other Transactions with Affiliates) in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

Floating Rate Income Opportunity's (JRO) investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral.

Short Duration Credit Opportunities' (JSD) investment objective is to provide current income and the potential for capital appreciation. Under normal market circumstances the Fund will invest at least 70% of its managed assets in adjustable rate senior loans and second lien loans. The Fund may make limited tactical investments in high yield debt and other debt instruments of up to 30% of its managed assets. No more than 20% (30% effective July 9, 2013) of the Fund's managed assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa or below by any Nationally Recognized Statistical Rating Organization ("NRSRO") or that are unrated but judged by Symphony, to be of comparable quality. The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its managed assets. The Fund may invest up to 20% of its managed assets in debt instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund's investments in debt instruments of non-U.S. issuers may include debt instruments of issuers located, or conducting their business, in emerging markets countries.

Nuveen Investments

Investment Policy Changes

On July 9, 2013, the maximum CCC+ and lower rated policy for each Fund was changed. No more than 30% of each Fund's managed assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa or below by any NRSRO or that are unrated but judged by Symphony, to be of comparable quality.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of July 31, 2013, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Outstanding when-issued/delayed delivery purchase commitments	$25,020,575	$49,634,861	$39,192,816	$11,340,097

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are required as "Fees income" on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

Preferred Shares

The Funds are authorized to issue Preferred shares. During prior fiscal periods, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) redeemed all of their outstanding Preferred shares, at liquidation value. Short Duration Credit Opportunities (JSD) has not issued Preferred shares since its commencement of operations on May 25, 2011.

Common Shares Equity Shelf Programs and Offering Costs

Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) have each filed registration statements with the Securities and Exchange Commission ("SEC") authorizing the Funds to issue additional common shares through their ongoing equity shelf programs ("shelf offering"), which became effective with the SEC during prior fiscal periods. Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) each filed registration statements with the SEC allowing each Fund to issue additional common shares during the fiscal year ended July 31, 2013. Short Duration Credit Opportunities (JSD) filed a registration statement with the SEC authorizing the Fund to issue additional common shares through an initial shelf offering, which became effective with the SEC during the current fiscal period.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Under the shelf offering, each Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per common share.

Authorized common shares, common shares issued and offering proceeds, net of offering costs under each Fund's shelf offering during the fiscal years ended July 31, 2013 and July 31, 2012, were as follows:

	Senior Income (NSL)		Floating Rate Income (JFR)		Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	Year Ended 7/31/12
Authorized common shares	12,000,000	2,900,000	17,600,000	4,700,000	11,600,000	2,800,000	1,000,000	N/A
Common shares issued	5,798,036	759,751	6,888,559	54,809	7,155,904	731,647	36,711	N/A
Offering proceeds, net of offering costs	$44,273,857	$5,291,150	$87,398,181	$648,718	$91,655,153	$8,615,279	$731,375	N/A

N/A—Fund did not have an effective shelf offering.

Costs incurred by the Funds in connection with their initial shelf offerings are recorded as a deferred charges, which are amortized over the period such additional common shares are sold not to exceed the one-year life of the shelf offering period. Ongoing shelf offering costs, and any additional costs the Funds may incur in connection with these shelf offerings, are expensed as incurred and recorded as a reduction of proceeds from the shelf offering.

During the fiscal year ended July 31, 2013, Nuveen Securities, LLC, the Funds' distributor and a wholly-owned subsidiary of Nuveen, received commissions of $89,805, $176,587, $185,583 and $1,478, related to the sale of common shares from the shelf offerings of Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO) and Short Duration Credit Opportunities (JSD), respectively.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities, senior loans and swap contracts are provided by a pricing service approved by the Funds' Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Nuveen Investments

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Senior Income (NSL)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$345,294,296	$—		$345,294,296
Common Stocks	5,589,320	4,571,461	—	***	10,160,781
Convertible Bonds	—	833,000	—		833,000
Corporate Bonds	—	45,611,362	5		45,611,367
Short-Term Investments:
Repurchase Agreements	—	17,822,614	—		17,822,614
Derivatives:
Interest Rate Swaps**	—	(973,725)	—		(973,725)
Total	$5,589,320	$413,159,008	$5		$418,748,333

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2 and Level 3.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

***  Value equals zero as of the end of the reporting period.
Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Floating Rate Income (JFR)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$786,135,086	$—	$786,135,086
Common Stocks	18,703,212	13,505,830	— ***	32,209,042
Convertible Bonds	—	1,815,500	—	1,815,500
Corporate Bonds	—	99,019,615	—	99,019,615
Asset-Backed Securities	—	36,310,988	442,600	36,753,588
Investment Companies	13,055,235	—	—	13,055,235
Short-Term Investments:
Repurchase Agreements	—	30,918,424	—	30,918,424
Derivatives:
Interest Rate Swaps**	—	(2,603,712)	—	(2,603,712)
Total	$31,758,447	$965,101,731	$442,600	$997,302,778
Floating Rate Income Opportunity (JRO)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$541,426,802	$—	$541,426,802
Common Stocks	9,054,178	11,054,379	— ***	20,108,557
Convertible Bonds	—	1,521,500	—	1,521,500
Corporate Bonds	—	78,708,651	—	78,708,651
Asset-Backed Securities	—	23,975,542	442,600	24,418,142
Short-Term Investments:
Repurchase Agreements	—	34,585,583	—	34,585,583
Derivatives:
Interest Rate Swaps**	—	(1,544,135)	—	(1,544,135)
Total	$9,054,178	$689,728,322	$442,600	$699,225,100
Short Duration Credit Opportunities (JSD)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$240,850,061	$—	$240,850,061
Common Stocks	—	586,860	—	586,860
Corporate Bonds	—	41,321,028	—	41,321,028
Derivatives:
Interest Rate Swaps**	—	(444,906)	—	(444,906)
Credit Default Swaps**	—	(71,785)	—	(71,785)
Total	$—	$282,241,258	$—	$282,241,258

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2 and Level 3.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

***  Value equals zero as of the end of the reporting period.

The table below presents transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent a manager determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Senior Income (NSL)
Common Stocks	$4,425,050	$—	$—	$(4,425,050)	$—	$—
Corporate Bonds	—	—	—	(5)	5	—
Floating Rate Income (JFR)
Common Stocks	15,095,250	—	—	(15,095,250)	—	—
Floating Rate Income Opportunity (JRO)
Common Stocks	6,220,100	—	—	(6,220,100)	—	—

Nuveen Investments

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Matured Senior Loans

Each Fund may hold senior loans which have matured prior to the end of the current fiscal period. The net realizable value for matured senior loans is recognized on the Statement of Assets and Liabilities as "Receivable for matured senior loans." The net increase or decrease in the net realizable value of the receivable for matured senior loans during the current fiscal period is recognized on the Statement of Operations as a component of "Other income" or "Other expenses," respectively, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to each Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Interest rate swap contracts are valued daily. Upon entering into an interest rate swap a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps". Income received or paid by the Funds is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Funds' basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended July 31, 2013, the Funds continued to invest in interest rate swap contracts to partially fix the interest cost of leverage, which each Fund uses through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended July 31, 2013, was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Average notional amount of interest rate swap contracts outstanding*	$36,975,000	$98,870,000	$58,635,000	$52,500,000

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of "Unrealized appreciation or depreciation on credit default swaps (, net)" on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of "Credit default swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain or loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps," and realized gains and losses are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the fiscal year ended July 31, 2013, Short Duration Credit Opportunities (JSD) continued to invest in credit default swap contracts to provide a benefit if particular bonds' credit quality worsened. The Fund does not hold other securities issued by the issuers referenced under these credit default swap contracts.

Nuveen Investments

The average notional amount of credit default swap contracts outstanding during the fiscal year ended July 31, 2013, was as follows:

Short Duration Credit Opportunities (JSD)
Average notional amount of credit default swap contracts outstanding*	$10,750,000

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of July 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Senior Income (NSL)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(973,725)
Floating Rate Income (JFR)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(2,603,712)
Floating Rate Income Opportunity (JRO)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(1,544,135)
Short Duration Credit Opportunities (JSD)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(444,906)
Credit	Swaps	—	$—	Unrealized depreciation on credit default swaps*	$(71,785)

*  Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative appreciation (depreciation) presented above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts during the fiscal year ended July 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Senior Income (NSL)	Interest rate	Swaps	$(571,402)	$559,590
Floating Rate Income (JFR)	Interest rate	Swaps	(1,527,913)	1,496,326
Floating Rate Income Opportunity (JRO)	Interest rate	Swaps	(906,131)	887,399
Short Duration Credit Opportunities (JSD)	Interest rate	Swaps	(478,900)	879,327
Short Duration Credit Opportunities (JSD)	Credit	Swaps	(702,252)	(718,708)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

4. Fund Shares

Common Shares

Transactions in common shares were as follows:

	Senior Income (NSL)		Floating Rate Income (JFR)		Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	Year Ended 7/31/12
Common shares:
Sold through shelf offering	5,798,036	759,751	6,888,559	54,809	7,155,904	731,647	36,711	—
Issued to shareholders due to reinvestment of distributions	36,601	21,335	54,601	4,423	30,879	14,800	46,873	6,452
Repurchased and retired	—	—	—	—	—	—	—	—
Total	5,834,637	781,086	6,943,160	59,232	7,186,783	746,447	83,584	6,452
Weighted average:
Premium to NAV per shelf offering share sold	5.32%	1.69%	3.70%	1.14%	4.92%	1.53%	1.68%	—
Price per common share repurchased and retired	$—	$—	$—	$—	$—	$—	$—	$—
Discount per common share repurchased and retired	—	—	—	—	—	—	—	—

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended July 31, 2013, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Purchases	$303,919,626	$667,251,624	$490,360,400	$221,292,778
Sales and maturities	247,213,588	552,619,848	380,295,514	216,542,407

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing certain gains and losses on investment transactions and, for Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO) and Short Duration Credit Opportunities (JSD), recognition of premium amortization. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Nuveen Investments

As of July 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Cost of investments	$415,430,324	$989,373,330	$692,081,102	$276,451,198
Gross unrealized:
Appreciation	$10,041,970	$25,501,333	$18,160,203	$7,436,201
Depreciation	(5,750,236)	(14,968,173)	(9,472,070)	(1,129,450)
Net unrealized appreciation (depreciation) of investments	$4,291,734	$10,533,160	$8,688,133	$6,306,751

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments and treatment of notional principal contracts, resulted in reclassifications among the Funds' components of common share net assets as of July 31, 2013, the Funds' tax year end, as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Paid-in-surplus	$—	$(5,818)	$(4,577)	$(7,358)
Undistributed (Over-distribution of) net investment income	(576,983)	(1,515,766)	(894,048)	(556,497)
Accumulated net realized gain (loss)	576,983	1,521,584	898,625	563,855

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Funds' tax year end, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Undistributed net ordinary income [1]	$626,830	$2,524,809	$1,867,335	$1,760,361
Undistributed net long-term capital gains	—	—	—	2,174,311

1  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2013, paid on August 1, 2013.

The tax character of distributions paid during the Funds' tax years ended July 31, 2013 and July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Distributions from net ordinary income [2]	$19,766,814	$49,637,370	$34,999,480	$16,661,199
Distributions from net long-term capital gains [3]	—	—	—	224,732
2012	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Distributions from net ordinary income [2]	$17,152,683	$45,574,781	$30,481,222	$13,918,877
Distributions from net long-term capital gains	—	—	—	—

2  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

3  The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2013.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

As of July 31, 2013, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term.

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Expiration:
July 31, 2017	$6,925,213	$15,533,989	$4,813,324
July 31, 2018	29,264,459	67,020,214	46,332,843
Not subject to expiration:
Short-term losses	—	—	—
Long-term losses	—	—	—
Total	$36,189,672	$82,554,203	$51,146,167

During the Funds' tax year ended July 31, 2013, the following Funds utilized capital loss carryforwards as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Utilized capital loss carryforwards	$2,185,348	$8,740,800	$6,391,280

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Senior Income (NSL)
Post-October capital losses [4]	$3,629,377
Late-year ordinary losses [5]	—

4  Capital losses incurred from November 1, 2012 through July 31, 2013, the Funds' tax year end.

5  Ordinary losses incurred from January 1, 2013 through July 31, 2013, and specified losses incurred from November 1, 2012 through July 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components – a fund–level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Senior Income (NSL) Fund-Level Fee Rate
For the first $1 billion	.6500%
For the next $1 billion	.6375
For the next $3 billion	.6250
For the next $5 billion	.6000
For managed assets over $10 billion	.5750

Nuveen Investments

Average Daily Managed Assets*	Floating Rate Income (JFR) Floating Rate Income Opportunity (JRO) Fund-Level Fee Rate	Short Duration Credit Opportunities (JSD) Fund-Level Fee Rate
For the first $500 million	.6500%	.6500%
For the next $500 million	.6250	.6375
For the next $500 million	.6000	.6250
For the next $500 million	.5750	.6125
For managed assets over $2 billion	.5500	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute ''eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2013, the complex-level fee rate for these Funds was .1683%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of July 31, 2013, the Funds had no unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund's portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of July 31, 2013, there were no such outstanding participation commitments in any of the Funds.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

9. Borrowing Arrangements

The Funds have entered into borrowing arrangements ("Borrowings") as a means of leverage.

The following Funds have entered into a credit agreement with an affiliate of Citibank N.A. Each Fund's maximum commitment amount under its Borrowings is as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Maximum commitment amount	$135,000,000	$325,000,000	$215,000,000

As of July 31, 2013, each Fund's outstanding balance on its Borrowings was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Outstanding balance on Borrowings	$123,000,000	$295,200,000	$201,900,000

On May 20, 2013, each Fund amended its Borrowings with Citibank N.A. For the period August 1, 2012 through May 19, 2013, each Fund's maximum commitment amount was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Maximum commitment amount	$109,000,000	$270,000,000	$173,000,000

During the fiscal year ended July 31, 2013, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average daily balance outstanding	$102,646,575	$254,493,151	$164,732,877
Average annual interest rate	1.01%	1.01%	1.01%

Interest charged on these Borrowings is based on a .75% per annum drawn fee on the amount borrowed and .15% per annum on the undrawn balance of the maximum commitment amount.

On May 20, 2013, each Fund incurred a one-time .15% amendment fee on the increase to its maximum commitment amount, which will be fully expensed during the fiscal year ended July 31, 2014.

Short Duration Credit Opportunities (JSD) has entered into a 364-day line of credit with Bank of America, N.A. ("Bank of America"). On August 8, 2012, the Fund renewed is Borrowings with Bank of America for an additional 364 days. The Fund also accrues a one-time .10% upfront fee based on the maximum commitment amount of the Borrowings through the maturity date.

The Fund's maximum commitment amount under its Borrowings is as follows:

Short Duration Credit Opportunities (JSD)
Maximum commitment amount	$85,000,000

Nuveen Investments

As of July 31, 2013, the Fund's outstanding balance on its Borrowings was as follows:

Short Duration Credit Opportunities (JSD)
Outstanding balance on Borrowings	$85,000,000

During the fiscal year ended July 31, 2013, the average daily balance outstanding and average annual interest rate on the Fund's Borrowings were as follows:

Short Duration Credit Opportunities (JSD)
Average daily balance outstanding	$85,000,000
Average annual interest rate	1.06%

Interest is charged on these Borrowings at the British Bankers Association LIBOR Rate ("BBA LIBOR") plus .85% per annum or at a rate per annum equal to the greater of (a) the Federal Funds Rate plus 1.00%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate" or (c) the BBA LIBOR plus 1.00%. The Fund also accrues a .25% per annum on the undrawn balance of the maximum amount and a commitment fee of .10% per annum on the maximum commitment amount.

On August 9, 2013, subsequent to the reporting period, the Fund renewed its Borrowings with Bank of America for an additional 364 days. The Fund also accrues a one-time .10% upfront fee based on the maximum commitment amount of the Borrowings through the maturity date.

In order to maintain these Borrowings with Citibank N.A. and Bank of America, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund's portfolio of investments.

The Funds' Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest charged on the amount borrowed and other fees incurred on the Borrowings are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

10. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (ASU) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Funds, including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreements (each, an "Investment Management Agreement") between each Fund and Nuveen Fund Advisors, LLC (the "Adviser") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between the Adviser and Symphony Asset Management LLC (the "Sub-Adviser") (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser's profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds' investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Nuveen Investments

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made a site visit to the Sub-Adviser in October 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser's execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members

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also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser's emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser's focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser's significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisers throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

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B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds' performance and the applicable investment team. In general, in considering a fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds, and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013 (or for such shorter periods available for the Nuveen Short Duration Credit Opportunities Fund (the "Credit Opportunities Fund"), which did not exist for part of the foregoing time frame). In addition, with respect to closed-end funds (such as the Funds), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds (including the Credit Opportunities Fund) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen Senior Income Fund, the Nuveen Floating Rate Income Fund and the Nuveen Floating Rate Income Opportunity Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. With respect to the Credit Opportunities Fund, the Independent Board Members noted that such Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful

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assessment of performance. In addition, as indicated above, such Fund had significant differences with its Performance Peer Group, thereby limiting the usefulness of the comparative data; however, such Fund outperformed its benchmark for the one-year period.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, the Fund's gross management fee, net management fee and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) that were below their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of

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Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members also reviewed the fees the Sub-Adviser assesses for equity and taxable fixed income hedge funds it manages, which include a performance fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members also reviewed the Sub-Adviser's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal

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sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds' portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members

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considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds' portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Board Members & Officers* (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; member, Mid-America Health System; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
■ROBERT P. BREMNER
1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211

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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

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■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

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■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

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Board Members & Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135
■THOMAS S. SCHREIER, JR.(2)
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135
Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

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Board Members & Officers* (Unaudited) (continued)

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

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■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211

Nuveen Investments

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC, (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				211
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211

(1)  Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

*  Represents the Fund's Board of Trustees as of September 1, 2013.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Convexity: A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.

•  CSFB Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the funds' investment exposure.

•  Equity Shelf Program: A type of public offering used in accordance with U.S. Securities and Exchange Commission (SEC) registration requirements. This program allows corporations to offer and sell securities for several years without a separate prospectus for each offering.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund's total assets (securities, cash, and accrued earnings), subtracting the fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory leverage consists of preferred shares or debt issued by a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees*

William Adams IV** William J. Schneider	Robert P. Bremner Thomas S. Schreier, Jr.**	Jack B. Evans Judith M. Stockdale	William C. Hunter Carole E. Stone	David J. Kundert Virginia L. Stringer	John K. Nelson Terence J. Toth

*   Represents the Fund's Board of Trustees as of September 1, 2013.

** Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NSL	JFR	JRO	JSD
Common shares repurchased	—	—	—	—

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-B-0713D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
July 31, 2013	$28,250	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2012	$27,000	$6,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
July 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
July 31, 2013	$0	$0	$0	$0
July 31, 2012	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Symphony Asset Management, LLC (“Symphony” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

SYMPHONY

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients.  These are merely guidelines and specific situations may call for a vote which does not follow the guidelines.  In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines).  Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients.  For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions.  However, when Symphony has discretion, proxies will generally be voted the same way for all Clients.  In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship.  As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•                  Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock.  Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•                  An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•                  Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients.  Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee.  The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted.  For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy.  Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies.  A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Symphony Asset Management LLC (“Symphony”, also referred to as “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers of the Sub-Adviser.

SYMPHONY ASSET MANAGEMENT LLC

A. PORTFOLIO MANAGER BIOGRAPHIES

The following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

•      Gunther Stein, Chief Investment Officer and Chief Executive Officer, Portfolio Manager

•      Scott Caraher, Portfolio Manager

•      Jenny Rhee, Portfolio Manager

Gunther Stein is Chief Investment Officer and Chief Executive Office at Symphony.  Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading.  Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Scott Caraher is a member of Symphony’s fixed-income team and his responsibilities include portfolio management and trading for Symphony’s bank loan strategies and credit and equity research for its fixed-income strategies.  Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Jenny Rhee joined Symphony in 2001 and is currently responsible for trading and portfolio management of fixed-income securities.  Prior to joining Symphony, Ms. Rhee was an analyst with Epoch Partners.

B. OTHER ACCOUNTS

OTHER ACCOUNTS MANAGED BY Gunther Stein as of 7/31/13

(a) Registered Investment Companies
Number of accounts	15
Assets	$2,714,000,000

(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	8
Assets	$248,000,000
Performance fee accounts
Number of accounts	16
Assets	$1,940,000,000

(c) Other
Non-performance fee accounts
Number of accounts	9
Assets	$74,000,000
Performance fee accounts
Number of accounts	4
Assets	$288,000,000

OTHER ACCOUNTS MANAGED BY Scott Caraher as of 7/31/13

(a) Registered Investment Companies
Number of accounts	7
Assets	$1,329,000,000

(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	2
Assets	$194,000,000
Performance fee accounts
Number of accounts	12
Assets	$1,752,000,000

(c) Other
Non-performance fee accounts
Number of accounts	3
Assets	$66,000,000
Performance fee accounts
Number of accounts	0
Assets	$0

OTHER ACCOUNTS MANAGED BY Jenny Rhee as of 7/31/13

(a) Registered Investment Companies
Number of accounts	3
Assets	$240,000,000

(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	1
Assets	$167,000,000
Performance fee accounts
Number of accounts	1
Assets	$116,000,000

(c) Other
Non-performance fee accounts
Number of accounts	14
Assets	$1,000,000
Performance fee accounts
Number of accounts	0
Assets	$0

C. POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts.  Fees earned by the Sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.  These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund.  A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the Sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors.  In addition, the Sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

D. FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses.  The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team.  Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies.  The portfolio manager also receives long-term incentives tied to the performance and growth of Symphony.

E. OWNERSHIP OF JSD SECURITIES AS OF JULY 31, 2013

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Gunther Stein	None
Scott Caraher	$50,001-$100,000
Jenny Rhee	$10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.).

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Short Duration Credit Opportunities Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 4, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 4, 2013